UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135
                                  -----------

                          TEMPLETON INSTITUTIONAL FUNDS
                         ---------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -----------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           ---------------

Date of fiscal year end: 12/31
                        --------

Date of reporting period:  12/31/09
                          ---------
ITEM 1. REPORTS TO STOCKHOLDERS.



Contents

ANNUAL REPORT
Economic and Market Overview ..............................................    1
Emerging Markets Series ...................................................    3
Foreign Equity Series .....................................................   10
Foreign Smaller Companies Series ..........................................   19
Global Equity Series ......................................................   27
Financial Highlights and Statements of Investments ........................   36
Financial Statements ......................................................   58
Notes to Financial Statements .............................................   64
Report of Independent Registered Public Accounting Firm ...................   77
Tax Designation ...........................................................   78
Board Members and Officers ................................................   80
Shareholder Information ...................................................   85

Annual Report

Economic and Market Overview

Equity markets entered 2009 largely pricing in a possible economic depression and systemic solvency crisis, scenarios that were ultimately averted by one of the most aggressive global policy responses in financial history. As government monetary and fiscal intervention began to gain traction toward the end of the first quarter, equities bottomed and largely reversed their decline, economic growth stabilized and rebounded, and investor confidence was rekindled as investors began to believe the global financial system was finally on the mend. Global equities rallied from their March lows, led by the riskier, lower quality stocks that had been most vulnerable to a systemic meltdown or funding collapse. Emerging market economies fueled the recovery as governments aggressively incentivized lending and consumption, resulting in a dramatic statistical recovery that laid the groundwork for the developing world's best annual equity rally on record. Growing demand from emerging markets supported commodity prices, which also posted record gains during the year. For most of the period, the fading U.S. dollar also helped underpin the rally in hard assets, while continued euro and yen strength created headwinds for regional recoveries. Emerging market equity strength also reflected the resilience of China and India, the world's two most populous countries. Despite the global economic downturn's severity, economies in these two countries expanded at a healthy pace.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                               Annual Report | 1

Nonetheless, developed economies technically recovered by year-end, with Germany and France leading the eurozone out of a recession and both Japan and the U.S. exiting their longest recessions since World War II. Credit spreads narrowed as access to capital expanded and the private sector significantly reduced debt, though largely by transferring its liabilities to the public balance sheet. The growing indebtedness of sovereign governments exposed structural weaknesses in places like Dubai, Greece and Ireland, temporarily roiling markets toward the end of the year. Policymakers remained firmly committed to stimulus throughout the period, indicating that deflation worries persisted despite signs of economic stabilization. The U.S. Federal Reserve Board announced its intention to keep the benchmark lending rate "exceptionally low" for an extended period; the new Japanese administration trumpeted its fight against deflation; and even China restated its commitment to "moderately loose" policy. Still, policymakers began discussing exit strategies by period-end as interest rates remained at record lows and economic indicators rebounded.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                2 | Annual Report

Emerging Markets Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Emerging Markets Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by "emerging market companies," as defined in the Fund's prospectus.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT ftinstitutional.com OR CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Emerging Markets Series (Fund) covers the fiscal year ended December 31, 2009.

PERFORMANCE OVERVIEW

The Fund delivered a +75.16% cumulative total return for the one-year period ended December 31, 2009. The Fund underperformed its benchmarks, the Standard & Poor's/International Finance Corporation Investable (S&P/IFCI) Composite Index and the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which had total returns of +81.03% and +79.02% during the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 6.

GEOGRAPHIC BREAKDOWN
Emerging Markets Series
Based on Total Net Assets as of 12/31/09

                                  (BAR CHART)

Asia                                        41.5%
Europe                                      29.2%
Latin America & Caribbean                   23.2%
Middle East & Africa                         5.2%
Short-Term Investments & Other Net Assets    0.9%

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. Before we make a purchase, we generally look at the company's price/earnings ratio, profit margins and liquidation value. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

From a regional perspective, Latin America was the top performing emerging market in 2009 largely due to a rebound in commodity prices and stronger

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

     THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 37.


                               Annual Report | 3
local currencies. Asia overall delivered a strong return but nonetheless underperformed its Latin American and Eastern European counterparts for the year. Eastern European stock markets staged a strong recovery in the latter part of 2009 after a period of underperformance earlier in the year.

TOP 10 COUNTRIES
Emerging Markets Series 12/31/09

               % OF TOTAL
               NET ASSETS
               ----------
Brazil            19.1%
India             14.8%
Russia            14.1%
China             12.0%
South Korea        5.1%
Turkey             4.2%
U.K.               3.7%
Hungary            3.0%
South Africa       3.0%
Austria            2.9%

During the 12 months under review, among the most significant contributors to the Fund's absolute performance were Brazil's two resources giants, Petrobras (Petroleo Brasileiro)in oil and gas, and Vale in iron ore. Rebounding commodity prices lifted stock prices of energy and metals and mining companies, and we increased the Fund's positions in Petrobras and Vale largely due to our expectations of a long-term uptrend in commodity prices. Another key contributor was Brazil's Natura Cosmeticos, a leading cosmetics company with a strong brand and market presence. We believe Brazil's economic recovery and growing consumer demand could benefit Natura Cosmeticos, and therefore we increased the Fund's position during the reporting period.

In contrast, some of the largest detractors from absolute Fund performance were from the wireless telecommunication services industry. China Mobile, Telmex (Telefonos de Mexico) and South Korea's SK Telecom underperformed their emerging markets peers as investors switched from defensive stocks to higher risk stocks because of rising stock markets. We eliminated these positions by period-end.

At year-end, our assessment of the energy and commodities sectors remains positive. Based on our analysis, we believe commodity prices could maintain a long-term upward trend because of commodities' relatively inelastic supply and strong demand from emerging markets. In particular, growing energy demand boosted crude oil prices, and demand for hard commodities such as metals rose due to ongoing infrastructure development. Moreover, several emerging markets countries are major suppliers and consumers of various commodities. In line with our strategy, we considered many commodity-related companies attractive investment opportunities, and we believe they are well positioned to remain profitable.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2009, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.


                                4 | Annual Report

During the review period, we increased the Fund's holdings in Russia, India and South Korea as we searched for attractive investment opportunities. We also made select purchases in Austria, Brazil and Thailand due to attractive fundamentals in our view. Among our major purchases, we added to the Fund's existing position in Russia's Gazprom, the world's largest gas producer, and initiated new positions in Sesa Goa, India's biggest iron ore exporter, and SK Energy, a major South Korean oil refiner. By industry, we made key investments in oil and gas, diversified metals and mining, and construction and engineering companies, including PetroChina, one of the country's largest oil and gas companies, and GS Engineering and Construction, South Korea's leading construction company.

Conversely, we reduced the Fund's exposure to South Africa, Mexico and China via Hong Kong-listed China H and Red Chip shares.(2) Key sales during the period included Chinese commercial banks ICBC (Industrial and Commercial Bank of China) and China Construction Bank, and MTN Group, a South African cellular telecommunication services provider. These sales allowed the Fund to focus on stocks we deemed to be relatively more attractively valued within our investment universe. Industry-wise, we made large sales of holdings in telecommunication services, banks and tobacco.

We thank you for your continued participation in Emerging Markets Series and look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

(2.) "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. "Red Chip" denotes shares of Hong Kong-listed companies with significant exposure to China. China H and Red Chip shares are traded on the Hong Kong Stock Exchange.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 Equity Holdings
Emerging Markets Series
12/31/09

COMPANY                                  % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                 NET ASSETS
------------------------                 ----------
Vale SA, ADR, pfd., A                       4.4%
   METALS & MINING, BRAZIL
Petrobras (Petroleo Brasileiro SA),
ADR, pfd.                                   4.1%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
PetroChina Co. Ltd., H                      3.6%
   OIL, GAS & CONSUMABLE FUELS, CHINA
Gazprom, ADR                                3.5%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
Tata Consultancy Services Ltd.              2.8%
   IT SERVICES, INDIA
Itau Unibanco Holding SA, ADR               2.8%
   COMMERCIAL BANKS, BRAZIL
LUKOIL Holdings, ADR                        2.7%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
Sesa Goa Ltd.                               2.7%
   METALS & MINING, INDIA
OTP Bank Ltd.                               2.5%
   COMMERCIAL BANKS, HUNGARY
Anglo American PLC                          2.3%
   METALS & MINING, U.K.


                               Annual Report | 5

Performance Summary as of 12/31/09

EMERGING MARKETS SERIES

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: TEEMX                                       CHANGE      12/31/09    12/31/08
-------------                                     ----------   ----------   ---------
Net Asset Value (NAV)                               +$6.01       $14.41       $8.40
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                         $0.2902
Long-Term Capital Gain                  $0.0012
   TOTAL                                $0.2914

PERFORMANCE

                                                    1-YEAR       5-YEAR       10-YEAR
                                                  ----------   ----------   ----------
Cumulative Total Return(1)                            +75.16%      +72.94%     +121.46%
Average Annual Total Return(2)                        +75.16%      +11.58%       +8.28%
Value of $1,000,000 Investment(3)                 $1,751,637   $1,729,410   $2,214,630
   Total Annual Operating Expenses(4)     1.42%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, VISIT ftinstitutional.com OR CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563.


                               6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $1,000,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

1/1/00-12/31/09
$ Millions

                              (PERFORMANCE GRAPH)

                             USD                             USD                             USD
                 TIF EMERGING MARKETS SERIES   IFC INVESTABLE COMPOSITE INDEX   MSCI EMERGING MARKETS INDEX
                          3-MAY-93                        3-MAY-93                        3-MAY-93
INCEPTION DATE              NET                            GROSS                           GROSS
CALENDAR MONTH              540                            BM0300                          BM0119
--------------   ---------------------------   ------------------------------   ---------------------------
Dec-99                   1,000,000.00                   1,000,000.00                    1,000,000.00
Jan-00                     955,038.90                   1,001,423.15                    1,005,959.96
Feb-00                     920,930.42                   1,000,449.42                    1,019,245.71
Mar-00                     932,992.90                   1,015,080.40                    1,024,219.91
Apr-00                     852,335.05                     910,066.91                      927,131.30
May-00                     784,086.14                     884,724.86                      888,801.91
Jun-00                     842,252.63                     909,767.30                      920,109.87
Jul-00                     806,577.06                     866,024.17                      872,789.05
Aug-00                     822,088.11                     869,294.92                      877,080.35
Sep-00                     741,430.34                     791,545.99                      800,497.27
Oct-00                     679,385.79                     727,454.31                      742,458.82
Nov-00                     643,710.04                     663,187.86                      677,542.79
Dec-00                     679,862.92                     682,387.90                      693,900.88
Jan-01                     756,799.00                     770,023.97                      789,451.05
Feb-01                     697,134.35                     710,701.09                      727,636.14
Mar-01                     631,974.33                     649,480.68                      656,168.09
Apr-01                     664,946.94                     687,930.69                      688,590.52
May-01                     688,498.93                     708,753.62                      696,809.69
Jun-01                     685,358.68                     695,920.30                      682,506.39
Jul-01                     645,320.28                     648,357.14                      639,378.44
Aug-01                     647,675.48                     639,543.59                      633,071.73
Sep-01                     566,814.15                     540,397.48                      535,085.18
Oct-01                     584,085.46                     573,903.92                      568,291.98
Nov-01                     619,413.11                     641,141.52                      627,623.57
Dec-01                     645,897.39                     694,472.19                      677,441.34
Jan-02                     679,471.19                     719,264.96                      700,398.39
Feb-02                     678,671.75                     733,146.91                      711,904.93
Mar-02                     719,361.12                     784,230.50                      754,727.01
Apr-02                     743,393.16                     791,496.06                      759,625.50
May-02                     738,586.85                     778,537.90                      747,522.36
Jun-02                     692,124.82                     722,360.93                      691,441.79
Jul-02                     655,275.53                     676,620.39                      638,853.01
Aug-02                     653,673.32                     685,384.00                      648,696.94
Sep-02                     605,608.98                     609,233.00                      578,708.28
Oct-02                     621,630.41                     648,357.14                      616,259.37
Nov-02                     672,097.89                     693,373.61                      658,678.66
Dec-02                     658,524.97                     667,132.73                      636,793.67
Jan-03                     651,207.95                     667,731.95                      634,021.14
Feb-03                     650,395.12                     647,957.66                      616,908.97
Mar-03                     626,856.11                     624,163.59                      599,416.72
Apr-03                     692,153.63                     687,880.76                      652,808.04
May-03                     732,964.56                     735,743.53                      699,660.97
Jun-03                     757,451.09                     781,284.33                      739,537.89
Jul-03                     790,100.01                     823,279.74                      785,853.27
Aug-03                     827,646.09                     882,677.52                      838,599.53
Sep-03                     852,132.70                     892,314.99                      844,747.25
Oct-03                     918,246.46                     964,795.77                      916,633.23
Nov-03                     937,019.50                     977,179.67                      927,899.01
Dec-03                   1,013,094.84                   1,048,437.03                      995,166.62
Jan-04                   1,045,560.58                   1,084,265.45                    1,030,509.97
Feb-04                   1,083,853.40                   1,136,522.52                    1,078,047.33
Mar-04                   1,082,743.40                   1,157,719.96                    1,091,899.39
Apr-04                   1,021,755.50                   1,070,183.76                    1,002,628.68
May-04                   1,009,223.53                   1,055,627.68                      982,881.77
Jun-04                   1,030,109.91                   1,055,677.62                      987,371.42
Jul-04                   1,014,236.27                   1,033,955.86                      969,912.49
Aug-04                   1,048,489.63                   1,080,170.78                    1,010,513.21
Sep-04                   1,102,793.86                   1,142,539.70                    1,068,877.22
Oct-04                   1,135,376.53                   1,175,571.76                    1,094,484.16
Nov-04                   1,222,263.55                   1,277,713.97                    1,195,861.04
Dec-04                   1,280,569.74                   1,343,203.84                    1,253,431.60
Jan-05                   1,271,235.03                   1,346,449.62                    1,257,398.85
Feb-05                   1,369,674.99                   1,459,477.68                    1,367,809.55
Mar-05                   1,303,867.87                   1,368,346.15                    1,277,696.94
Apr-05                   1,263,786.67                   1,337,686.01                    1,243,642.18
May-05                   1,314,105.63                   1,387,820.83                    1,287,428.81
Jun-05                   1,356,744.66                   1,434,610.01                    1,331,869.59
Jul-05                   1,433,504.74                   1,533,905.92                    1,426,109.96
Aug-05                   1,426,692.23                   1,546,814.14                    1,438,947.50
Sep-05                   1,541,819.17                   1,691,251.37                    1,573,125.36
Oct-05                   1,455,685.05                   1,581,069.61                    1,470,343.29
Nov-05                   1,568,246.98                   1,709,352.84                    1,592,083.37
Dec-05                   1,640,339.25                   1,815,914.31                    1,686,396.42
Jan-06                   1,805,844.53                   2,010,785.98                    1,875,776.60
Feb-06                   1,810,173.05                   2,012,109.26                    1,873,989.83
Mar-06                   1,824,050.11                   2,035,853.39                    1,890,788.56
Apr-06                   1,947,442.40                   2,208,603.82                    2,025,706.87
May-06                   1,761,477.01                   1,989,963.05                    1,813,928.38
Jun-06                   1,742,361.72                   1,981,548.99                    1,810,085.30
Jul-06                   1,786,683.84                   2,006,916.01                    1,837,156.48
Aug-06                   1,819,694.36                   2,066,188.95                    1,884,883.11
Sep-06                   1,819,694.48                   2,084,265.45                    1,900,726.37
Oct-06                   1,906,585.39                   2,177,619.10                    1,991,079.74
Nov-06                   2,013,472.89                   2,346,549.49                    2,139,400.40
Dec-06                   2,117,193.20                   2,453,560.37                    2,235,931.78
Jan-07                   2,089,790.36                   2,425,396.98                    2,212,768.79
Feb-07                   2,069,487.16                   2,420,278.64                    2,199,952.45
Mar-07                   2,151,138.66                   2,520,448.42                    2,288,400.94
Apr-07                   2,261,203.47                   2,647,233.60                    2,394,670.26
May-07                   2,360,789.78                   2,783,156.90                    2,513,899.76
Jun-07                   2,435,232.76                   2,915,684.61                    2,632,806.74
Jul-07                   2,493,932.34                   3,063,542.39                    2,773,085.39
Aug-07                   2,414,272.51                   2,995,530.81                    2,715,062.08
Sep-07                   2,707,798.36                   3,293,318.69                    3,015,107.35
Oct-07                   3,001,335.10                   3,673,699.19                    3,351,589.25
Nov-07                   2,753,936.03                   3,421,277.34                    3,114,214.42
Dec-07                   2,754,543.93                   3,441,775.69                    3,125,339.37
Jan-08                   2,347,138.22                   2,999,525.62                    2,736,232.35
Feb-08                   2,537,878.69                   3,215,519.82                    2,939,193.56
Mar-08                   2,332,872.24                   3,053,954.86                    2,783,919.61
Apr-08                   2,527,489.60                   3,292,070.31                    3,010,293.65
May-08                   2,580,686.69                   3,355,712.57                    3,067,013.22
Jun-08                   2,300,426.95                   3,019,674.42                    2,761,618.21
Jul-08                   2,247,230.32                   2,913,587.34                    2,659,634.13
Aug-08                   2,087,635.88                   2,680,435.43                    2,448,064.60
Sep-08                   1,811,967.61                   2,208,216.82                    2,019,908.93
Oct-08                   1,313,576.05                   1,600,656.65                    1,467,398.13
Nov-08                   1,212,531.89                   1,474,915.11                    1,357,040.43
Dec-08                   1,264,320.50                   1,592,245.08                    1,463,255.24
Jan-09                   1,167,989.64                   1,485,528.81                    1,369,355.56
Feb-09                   1,106,278.27                   1,406,299.31                    1,292,336.39
Mar-09                   1,237,222.43                   1,612,044.34                    1,478,233.88
Apr-09                   1,414,825.88                   1,891,024.17                    1,724,453.25
May-09                   1,661,664.61                   2,221,512.03                    2,020,110.33
Jun-09                   1,640,593.59                   2,193,760.61                    1,993,299.59
Jul-09                   1,836,264.35                   2,430,767.50                    2,218,866.55
Aug-09                   1,851,315.66                   2,432,550.18                    2,211,519.56
Sep-09                   2,007,584.35                   2,652,077.30                    2,412,622.82
Oct-09                   2,030,225.10                   2,646,561.97                    2,415,828.42
Nov-09                   2,137,392.77                   2,760,713.57                    2,519,723.44
Dec-09                   2,214,630.37                   2,882,362.93                    2,619,542.19

AVERAGE ANNUAL TOTAL RETURN

          12/31/09
          --------
1-Year     +75.16%
5-Year     +11.58%
10-Year     +8.28%

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(5.) Source: (C) 2009 Morningstar. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global emerging markets.


                               Annual Report | 7

Your Fund's Expenses

EMERGING MARKETS SERIES

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 7/1/09     VALUE 12/31/09   PERIOD* 7/1/09-12/31/09
                                           -----------------   --------------   -----------------------
Actual                                           $1,000           $1,349.90              $8.65
Hypothetical (5% return before expenses)         $1,000           $1,017.85              $7.43

* Expenses are calculated using the most recent six-month annualized expense ratio of 1.46% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               Annual Report | 9

Foreign Equity Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Foreign Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

GEOGRAPHIC BREAKDOWN
Foreign Equity Series
Based on Total Net Assets as of 12/31/09

                                   (PIE CHART)

Europe ......................................   72.0%
Asia ........................................   19.8%
Latin America & Caribbean ...................    2.7%
North America ...............................    1.5%
Short-Term Investments & Other Net Assets ...    4.0%

This annual report for Foreign Equity Series (Fund) covers the fiscal year ended December 31, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT ftinstitutional.com OR CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Primary Shares delivered a +33.63% cumulative total return for the one-year period ended December 31, 2009. The Fund underperformed the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index's +42.14% total return, and performed comparably to the MSCI Europe, Australasia, Far East (EAFE) Index's +32.46% total return for the same period.(1) Please note that index performance information is provided

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets, excluding the U.S. and Canada. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 43.


                               10 | Annual Report
for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 14.

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental internal research evaluates a company's potential to grow earnings, asset value and/or cash flow. We also consider a company's price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

The change in investor sentiment from early 2009 was truly remarkable. Investors again embraced risk and moved back into emerging markets, cyclicals and lower quality stocks. The portfolio's underweighting of materials stocks and emerging markets such as China, Brazil and Thailand detracted from relative performance. Underweighted positions in commodities-correlated markets like Canada and Brazil and no exposure to Australia, and a preference for better-capitalized equities negatively impacted performance in a period when economically sensitive and emerging market stocks rallied. Overweighted positions in mature French and German markets also weighed on relative returns, despite the leadership of these economies in pulling the eurozone out of recession in the latter half of the year. The Fund's overweighted position in the fundamentally sound health care sector, where valuations remained near 15-year lows, also detracted as the market favored stocks more leveraged into an economic recovery scenario. We continued to like health care stocks because we believe many have strong balance sheets, bargain valuations, significant scope for cost optimization and excellent growth opportunities in emerging markets, where access to modern health care is expanding rapidly.

Materials sector valuations rebounded sharply and approached 2008's peak levels. Demand for raw materials was largely subsidized by official stimulus in emerging markets, and as policymakers begin to scale back their support, we believe heightened volatility could return. The sector's sensitivity to global reflation efforts made it the index's top performer, and our underweighted position detracted from relative performance. Our underweighting in utilities was a major contributor to relative performance. We believe this regulated sector's valuation characteristics and anemic growth profile made it less appealing to investors, and its defensiveness was out of step with the 2009 risk rally. Our industrials stocks outperformed as economic indicators


                               Annual Report | 11

PORTFOLIO BREAKDOWN
Foreign Equity Series
Based on Total Net Assets as of 12/31/09

                                   (BAR CHART)

Commercial Banks                            12.3%
Diversified Telecommunication Services       9.8%
Oil, Gas & Consumable Fuels                  9.7%
Pharmaceuticals                              7.7%
Insurance                                    5.1%
Food Products                                4.4%
Industrial Conglomerates                     4.2%
Semiconductors & Semiconductor Equipment     4.1%
Aerospace & Defense                          3.7%
Media                                        3.0%
Electric Utilities                           2.6%
Wireless Telecommunication Services          2.5%
Thrifts & Mortgage Finance                   2.4%
Professional Services                        2.1%
Software                                     2.0%
Other                                       20.4%
Short-Term Investments & Other Net Assets    4.0%

recovered, led by the U.K.'s Rolls-Royce Group and Sweden's Atlas Copco, the world's largest maker of air compressors. Resurgent financials also outperformed due to our selective holdings in international insurers and Asian-oriented banks, and despite the portfolio's underweighted allocation to a sector we think is still fraught with balance sheet and regulatory risk.

Asian holdings led regional performance compared with the benchmark mainly as a result of both our significant underweighting in the bureaucratic Japanese market and our exposure to stronger emerging Asian markets. Overweighted positions in northern European holdings (Netherlands, Norway and Sweden) also contributed to returns. We believe that excellent long-term growth opportunities exist among both developing market companies and developed market companies with growing global operations. Despite a prodigious rally, the valuations of higher quality stocks relative to lower quality stocks remain near trough levels, creating what we view as compelling value opportunities in the investments that we think are likely to both survive an uncertain recovery and thrive in a more discriminating market environment.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2009, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.


                               12 | Annual Report

Thank you for your continued participation in Foreign Equity Series. We look forward to serving your future investment needs.

(PHOTO OF GARY P. MOTYL)


/s/ Gary P. Motyl

Gary P. Motyl, CFA
Chief Investment Officer -
Templeton Global Equity Group
President - Templeton Investment Counsel, LLC

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Foreign Equity Series
12/31/09

COMPANY                                  % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                 NET ASSETS
------------------------                 ----------
Telefonica SA, ord. & ADR                   2.7%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, SPAIN
Housing Development Finance Corp. Ltd.      2.4%
   THRIFTS & MORTGAGE FINANCE, INDIA
Nestle SA, ord. & ADR                       2.3%
   FOOD PRODUCTS, SWITZERLAND
Novartis AG                                 2.2%
   PHARMACEUTICALS, SWITZERLAND
Unilever NV                                 2.2%
   FOOD PRODUCTS, NETHERLANDS
Sanofi-Aventis, ord. & ADR                  2.1%
   PHARMACEUTICALS, FRANCE
DBS Group Holdings Ltd., ord. & ADR         2.0%
   COMMERCIAL BANKS, SINGAPORE
GlaxoSmithKline PLC                         1.9%
   PHARMACEUTICALS, U.K.
Rolls-Royce Group PLC, ord. & C             1.9%
   AEROSPACE & DEFENSE, U.K.
Samsung Electronics Co. Ltd.                1.9%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, SOUTH KOREA


                               Annual Report | 13

Performance Summary as of 12/31/09

FOREIGN EQUITY SERIES

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

PRIMARY SHARES (SYMBOL: TFEQX)                 CHANGE   12/31/09   12/31/08
------------------------------                 ------   --------   --------
Net Asset Value (NAV)                          +$4.48    $19.30     $14.82
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                      $0.4992

SERVICE SHARES (SYMBOL: TFESX)                 CHANGE   12/31/09   12/31/08
------------------------------                 ------   --------   --------
Net Asset Value (NAV)                          +$4.47    $19.28     $14.81
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                      $0.4802

PERFORMANCE

PRIMARY SHARES                                1-YEAR       5-YEAR           10-YEAR
--------------                              ----------   ----------   -------------------
Cumulative Total Return(1)                      +33.63%      +34.25%          +63.65%
Average Annual Total Return(2)                  +33.63%       +6.07%           +5.05%
Value of $1,000,000 Investment(3)           $1,336,308   $1,342,543       $1,636,522
   Total Annual Operating
      Expenses(4)                    0.82%

SERVICE SHARES                                1-YEAR       3-YEAR     INCEPTION (9/18/06)
--------------                              ----------   ----------   -------------------
Cumulative Total Return(1)                      +33.46%      -8.87%            +3.26%
Average Annual Total Return(2)                  +33.46%      -3.05%            +0.98%
Value of $1,000,000 Investment(3)           $1,334,588    $915,745        $1,032,640
   Total Annual Operating
      Expenses(4)                    0.97%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, VISIT ftinstitutional.com OR CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563.


                               14 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $1,000,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

PRIMARY SHARES (1/1/00-12/31/09)
$ Millions

                              (PERFORMANCE GRAPH)

                       USD                  USD              USD            USD
                   TIF FOREIGN       MSCI ALL COUNTRY       MSCI            CPI
                EQUITY SERIES (P)  WORLD EX U.S. INDEX   EAFE INDEX   UNADJUSTED INDEX
                    18-OCT-90           18-OCT-90         18-OCT-90      18-OCT-90
INCEPTION DATE         NET                GROSS             GROSS          GROSS
CALENDAR MONTH         243                BM0047           BM0002          BM0152
--------------  -----------------  -------------------  ------------  ----------------
Dec-99             1,000,000.00        1,000,000.00     1,000,000.00    1,000,000.00
Jan-00               938,225.58          945,736.51       936,635.51    1,002,970.89
Feb-00               964,235.71          971,282.22       962,026.60    1,008,912.66
Mar-00               983,669.60        1,007,835.26       999,504.22    1,017,231.13
Apr-00               941,592.44          951,587.07       947,087.19    1,017,825.31
May-00               938,319.59          927,245.99       924,141.84    1,019,013.67
Jun-00               986,474.65          966,719.13       960,499.52    1,024,361.26
Jul-00               972,916.36          928,554.17       920,418.49    1,026,737.97
Aug-00               987,409.29          940,041.28       928,596.15    1,026,737.97
Sep-00               941,124.35          887,897.11       883,565.03    1,032,085.56
Oct-00               902,319.98          859,676.37       862,873.11    1,033,868.09
Nov-00               896,242.19          821,107.57       830,699.69    1,034,462.27
Dec-00               941,446.36          849,141.92       860,419.86    1,033,868.09
Jan-01               956,443.12          861,885.43       860,014.18    1,040,404.04
Feb-01               924,783.70          793,649.64       795,603.38    1,044,563.28
Mar-01               854,825.34          737,549.88       742,925.99    1,046,939.99
Apr-01               903,190.64          787,712.79       795,032.52    1,051,099.23
May-01               897,566.78          765,960.46       767,603.80    1,055,852.64
Jun-01               877,320.92          736,583.41       736,498.47    1,057,635.18
Jul-01               855,950.19          720,194.95       723,156.62    1,054,664.29
Aug-01               846,389.56          702,308.47       704,987.71    1,054,664.29
Sep-01               742,348.29          627,801.02       633,740.80    1,059,417.71
Oct-01               766,530.73          645,390.66       649,945.95    1,055,852.64
Nov-01               812,083.96          674,909.22       673,946.81    1,054,070.11
Dec-01               827,423.37          683,603.94       677,964.43    1,049,910.87
Jan-02               803,978.67          654,327.00       641,992.57    1,052,287.58
Feb-02               817,130.66          659,038.51       646,526.81    1,056,446.82
Mar-02               856,849.61          694,839.08       681,823.41    1,062,388.59
Apr-02               857,995.05          699,353.85       686,761.15    1,068,330.36
May-02               873,459.36          706,971.66       696,077.64    1,068,330.36
Jun-02               837,375.31          676,445.21       668,628.57    1,068,924.54
Jul-02               747,451.99          610,528.93       602,672.54    1,070,112.89
Aug-02               749,170.24          610,563.45       601,447.24    1,073,677.96
Sep-02               656,955.99          545,858.70       537,004.96    1,075,460.49
Oct-02               693,039.93          575,142.55       565,908.20    1,077,243.02
Nov-02               740,006.17          602,800.67       591,664.53    1,077,243.02
Dec-02               704,962.80          583,326.43       571,814.26    1,074,866.31
Jan-03               685,784.20          562,847.75       547,985.85    1,079,619.73
Feb-03               665,443.07          551,443.48       535,459.24    1,087,938.21
Mar-03               643,869.67          540,746.80       525,339.86    1,094,474.15
Apr-03               717,488.09          592,853.00       577,431.37    1,092,097.45
May-03               757,803.00          630,617.57       612,955.16    1,090,314.91
Jun-03               776,499.74          648,169.24       628,125.63    1,091,503.27
Jul-03               815,646.01          665,410.26       643,424.46    1,092,691.62
Aug-03               847,196.85          685,171.00       659,074.49    1,096,850.86
Sep-03               853,039.63          704,355.30       679,522.51    1,100,415.92
Oct-03               917,894.15          750,013.81       721,919.70    1,099,227.57
Nov-03               934,254.04          766,367.75       738,072.78    1,096,256.68
Dec-03             1,005,358.26          824,880.23       795,767.84    1,095,068.33
Jan-04             1,020,779.75          838,124.23       807,079.57    1,100,415.92
Feb-04             1,049,250.27          859,434.76       825,847.93    1,106,357.69
Mar-04             1,040,236.31          864,722.69       830,818.61    1,113,487.82
Apr-04             1,016,391.27          837,848.10       812,729.38    1,117,052.88
May-04             1,018,775.72          840,498.97       816,248.79    1,123,588.83
Jun-04             1,040,236.36          858,716.81       834,464.93    1,127,153.89
Jul-04             1,011,622.39          833,692.31       807,498.82    1,125,371.36
Aug-04             1,018,179.48          840,367.81       811,247.84    1,125,965.54
Sep-04             1,055,139.24          867,387.37       832,569.47    1,128,342.25
Oct-04             1,096,867.75          897,554.85       861,010.35    1,134,284.02
Nov-04             1,177,344.43          959,853.79       920,067.06    1,134,878.19
Dec-04             1,218,971.70        1,001,070.01       960,473.37    1,130,718.95
Jan-05             1,203,336.12          983,825.54       942,922.79    1,133,095.66
Feb-05             1,259,864.43        1,032,352.37       983,880.83    1,139,631.61
Mar-05             1,230,703.14        1,004,349.09       959,544.29    1,148,544.27
Apr-05             1,192,452.29          979,580.00       938,066.43    1,156,268.57
May-05             1,207,631.29          985,723.95       939,501.47    1,155,080.21
Jun-05             1,218,560.11        1,004,269.70       952,343.91    1,155,674.39
Jul-05             1,273,811.17        1,041,323.23       981,599.06    1,161,021.98
Aug-05             1,295,061.22        1,067,973.46     1,006,685.94    1,166,963.76
Sep-05             1,334,526.37        1,123,061.90     1,051,725.30    1,181,224.00
Oct-05             1,285,953.99        1,082,177.03     1,021,081.86    1,183,600.71
Nov-05             1,319,347.63        1,118,560.94     1,046,330.29    1,174,093.88
Dec-05             1,384,895.49        1,172,379.16     1,095,086.94    1,169,340.46
Jan-06             1,465,593.54        1,254,121.28     1,162,400.75    1,178,253.12
Feb-06             1,456,903.23        1,250,500.49     1,160,019.92    1,180,629.83
Mar-06             1,492,867.74        1,286,822.27     1,198,821.16    1,187,165.78
Apr-06             1,556,140.75        1,353,173.45     1,256,962.84    1,197,266.79
May-06             1,495,999.82        1,290,788.22     1,209,661.33    1,203,208.56
Jun-06             1,496,626.15        1,289,500.75     1,210,104.80    1,205,585.26
Jul-06             1,525,443.56        1,302,692.98     1,222,222.33    1,209,150.33
Aug-06             1,568,669.88        1,339,615.35     1,256,161.64    1,211,527.04
Sep-06             1,598,113.81        1,340,485.16     1,258,347.50    1,205,585.26
Oct-06             1,663,892.63        1,395,069.65     1,307,401.82    1,199,049.32
Nov-06             1,723,407.21        1,445,719.26     1,346,836.41    1,197,266.79
Dec-06             1,787,093.33        1,490,773.72     1,389,199.70    1,199,049.32
Jan-07             1,806,525.89        1,496,341.24     1,398,706.55    1,202,709.45
Feb-07             1,793,794.69        1,505,484.68     1,410,196.30    1,209,144.39
Mar-07             1,852,964.80        1,547,902.08     1,446,809.99    1,220,154.49
Apr-07             1,952,869.41        1,619,682.72     1,512,382.38    1,228,080.81
May-07             2,007,547.07        1,664,077.92     1,540,931.03    1,235,585.26
Jun-07             2,019,010.39        1,678,250.42     1,543,308.47    1,237,979.80
Jul-07             1,991,323.26        1,673,466.43     1,520,744.83    1,237,664.88
Aug-07             1,971,758.48        1,647,772.30     1,497,343.42    1,235,395.13
Sep-07             2,084,493.91        1,756,889.51     1,577,737.03    1,238,799.76
Oct-07             2,188,438.42        1,854,957.96     1,639,904.32    1,241,449.79
Nov-07             2,117,572.43        1,771,607.37     1,586,402.72    1,248,823.53
Dec-07             2,116,862.69        1,745,999.53     1,550,787.87    1,247,985.74
Jan-08             1,937,002.47        1,577,058.22     1,407,680.56    1,254,188.95
Feb-08             1,925,906.74        1,622,761.60     1,428,284.56    1,257,831.25
Mar-08             1,889,631.77        1,587,768.71     1,413,942.90    1,268,734.40
Apr-08             2,005,819.97        1,685,481.64     1,492,505.47    1,276,429.00
May-08             2,005,838.77        1,714,689.56     1,509,876.09    1,287,177.66
Jun-08             1,808,957.12        1,574,145.02     1,386,694.38    1,300,148.54
Jul-08             1,763,800.99        1,517,848.51     1,342,302.42    1,306,975.64
Aug-08             1,720,875.36        1,447,255.24     1,288,259.74    1,301,758.76
Sep-08             1,533,911.19        1,230,304.85     1,102,436.27    1,299,958.41
Oct-08             1,211,870.46          959,532.78       880,035.68    1,286,827.09
Nov-08             1,143,187.50          904,420.19       832,881.43    1,262,180.63
Dec-08             1,224,659.45          956,126.00       883,047.44    1,249,126.56
Jan-09             1,099,877.66          871,853.82       796,529.32    1,254,563.28
Feb-09             1,000,717.70          790,753.70       715,066.88    1,260,802.14
Mar-09             1,058,563.29          854,592.08       760,741.29    1,263,868.09
Apr-09             1,193,252.05          972,117.52       859,345.95    1,267,023.17
May-09             1,342,825.48        1,105,182.32       962,578.09    1,270,683.30
Jun-09             1,330,435.53        1,093,336.23       957,384.83    1,281,598.34
Jul-09             1,473,401.67        1,200,555.03     1,044,914.63    1,279,566.25
Aug-09             1,517,207.06        1,245,226.36     1,101,877.76    1,282,436.13
Sep-09             1,613,888.44        1,309,451.32     1,144,275.43    1,283,238.27
Oct-09             1,569,265.08        1,293,345.90     1,130,029.69    1,284,474.15
Nov-09             1,612,239.94        1,330,706.62     1,152,933.62    1,285,383.24
Dec-09             1,636,521.94        1,359,034.36     1,169,688.56    1,283,119.43

AVERAGE ANNUAL TOTAL RETURN

PRIMARY SHARES   12/31/09
--------------   --------
1-Year            +33.63%
5-Year             +6.07%
10-Year            +5.05%

SERVICE SHARES (9/18/06-12/31/09)
$ Millions

                              (PERFORMANCE GRAPH)

                       USD                 USD               USD             USD
                   TIF FOREIGN       MSCI ALL COUNTRY       MSCI             CPI
                EQUITY SERIES (S)  WORLD EX U.S. INDEX   EAFE INDEX   UNADJUSTED INDEX
                    18-SEP-06           18-SEP-06         18-SEP-06      18-SEP-06
INCEPTION DATE         NET                GROSS             GROSS          GROSS
CALENDAR MONTH         243                BM0047           BM0002         BM0152
--------------  -----------------  -------------------  ------------  ----------------
Sep-06             1,013,121.36             1000000          1000000         1000000
Oct-06             1,054,870.84        1,052,067.96     1,053,675.01      992,621.74
Nov-06             1,092,644.18        1,090,264.49     1,085,456.55      991,146.09
Dec-06             1,133,066.30        1,124,241.55     1,119,598.42      992,621.74
Jan-07             1,145,400.75        1,128,440.20     1,127,260.28      995,651.75
Feb-07             1,138,595.76        1,135,335.57     1,136,520.22    1,000,978.85
Mar-07             1,176,157.36        1,167,323.93     1,166,028.31    1,010,093.46
Apr-07             1,239,571.12        1,221,456.07     1,218,875.10    1,016,655.19
May-07             1,274,277.19        1,254,935.95     1,241,883.33    1,022,867.68
Jun-07             1,281,126.49        1,265,623.90     1,243,799.38    1,024,849.98
Jul-07             1,263,982.22        1,262,016.13     1,225,614.66    1,024,589.28
Aug-07             1,251,563.57        1,242,639.35     1,206,754.74    1,022,710.28
Sep-07             1,323,121.53        1,324,928.22     1,271,546.40    1,025,528.78
Oct-07             1,389,101.96        1,398,884.87     1,321,648.92    1,027,722.58
Nov-07             1,344,124.43        1,336,027.45     1,278,530.35    1,033,826.86
Dec-07             1,343,673.92        1,316,715.73     1,249,827.25    1,033,133.30
Jan-08             1,229,505.44        1,189,311.53     1,134,492.71    1,038,268.57
Feb-08             1,221,051.92        1,223,777.95     1,151,098.10    1,041,283.82
Mar-08             1,198,034.17        1,197,388.66     1,139,539.72    1,050,309.89
Apr-08             1,271,800.40        1,271,077.20     1,202,855.69    1,056,679.78
May-08             1,268,510.68        1,293,103.85     1,216,855.20    1,065,577.96
Jun-08             1,144,004.19        1,187,114.59     1,117,579.30    1,076,315.79
Jul-08             1,115,343.84        1,144,659.54     1,081,802.47    1,081,967.54
Aug-08             1,088,087.44        1,091,422.83     1,038,247.83    1,077,648.79
Sep-08               969,670.90          927,813.40       888,487.02    1,076,158.39
Oct-08               765,962.21          723,615.27       709,247.60    1,065,287.75
Nov-08               722,414.63          682,053.04       671,244.55    1,044,884.41
Dec-08               773,752.12          721,046.10       711,674.87    1,034,077.72
Jan-09               694,860.07          657,493.67       641,947.28    1,038,578.46
Feb-09               632,168.08          596,333.40       576,294.21    1,043,743.24
Mar-09               668,741.88          644,476.03       613,104.61    1,046,281.36
Apr-09               753,903.87          733,105.83       692,573.11    1,048,893.26
May-09               847,954.45          833,454.37       775,771.05    1,051,923.27
Jun-09               840,122.29          824,520.85       771,585.64    1,060,959.17
Jul-09               930,505.73          905,378.07       842,128.57    1,059,276.93
Aug-09               957,680.04          939,066.20       888,036.90    1,061,652.73
Sep-09             1,018,815.18          987,500.36       922,206.48    1,062,316.77
Oct-09               990,600.19          975,354.72       910,725.40    1,063,339.89
Nov-09             1,017,239.57        1,003,529.68       929,184.37    1,064,092.47
Dec-09             1,032,640.43        1,024,892.56       942,687.70    1,062,218.40

AVERAGE ANNUAL TOTAL RETURN

SERVICE SHARES              12/31/09
--------------              --------
1-Year                       +33.46%
3-Year                        -3.05%
Since Inception (9/18/06)     +0.98%


                               Annual Report | 15

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(5.) Source: (C) 2009 Morningstar. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets, excluding the U.S. and Canada. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               16 | Annual Report

Your Fund's Expenses

FOREIGN EQUITY SERIES

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual)for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical)for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 7/1/09     VALUE 12/31/09   PERIOD* 7/1/09-12/31/09
                                           -----------------   --------------   -----------------------
PRIMARY SHARES
Actual                                           $1,000           $1,230.10              $4.50
Hypothetical (5% return before expenses)         $1,000           $1,021.17              $4.08
SERVICE SHARES
Actual                                           $1,000           $1,229.20              $5.23
Hypothetical (5% return before expenses)         $1,000           $1,020.52              $4.74

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Primary Shares: 0.80% and Service Shares:
     0.93%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               18 | Annual Report

Foreign Smaller Companies Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Foreign Smaller Companies Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Foreign Smaller Companies Series' (Fund's) annual report for the fiscal year ended December 31, 2009.

PERFORMANCE OVERVIEW

The Fund delivered a +68.04% cumulative total return for the one-year period ended December 31, 2009. The Fund outperformed its benchmark, the Standard & Poor's (S&P) Global ex-U.S. less than $2 Billion Index, which had a +63.24% total return during the same period.(1) Please note that index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 23.

GEOGRAPHIC BREAKDOWN
Foreign Smaller Companies Series
Based on Total Net Assets as of 12/31/09

                                   (BAR CHART)

Asia                                        45.2%
Europe                                      34.1%
North America                               12.2%
Australia & New Zealand                      4.4%
Latin America & Caribbean                    2.1%
Middle East & Africa                         1.2%
Short-Term Investments & Other Net Assets    0.8%

INVESTMENT STRATEGY

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of the company's potential long-term (typically five years) earnings, asset value and cash flow. We also consider a company's price/earnings ratio, profit margins, liquidation value and other factors.

MANAGER'S DISCUSSION

During the fiscal year under review, there were several contributors to the Fund's performance. For example, Hong Kong-based Ju Teng International Holdings is a leading manufacturer of notebook PC plastic casings. Established in 2000, the company has a more than 25% market share with customers

(1.) Source:(C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P Global ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of global developed and emerging market securities, excluding the U.S., with market capitalizations less than $2 billion. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 49.


                               Annual Report | 19

PORTFOLIO BREAKDOWN
Foreign Smaller Companies Series
Based on Total Net Assets as of 12/31/09

                                  (BAR CHART)

Textiles, Apparel & Luxury Goods                 10.4%
Commercial Services & Supplies                    6.6%
Commercial Banks                                  6.5%
Communications Equipment                          5.4%
Electronic Equipment, Instruments & Components    5.3%
Professional Services                             4.6%
Machinery                                         4.4%
Household Durables                                3.8%
Leisure Equipment & Products                      3.5%
Food & Staples Retailing                          3.3%
Capital Markets                                   3.1%
Specialty Retail                                  3.0%
Food Products                                     3.0%
Health Care Providers & Services                  2.9%
Computers & Peripherals                           2.7%
IT Services                                       2.3%
Other                                            28.4%
Short-Term Investments & Other Net Assets         0.8%

including Compal Electronics, Quanta, Asustek, Wistron and Apple. Ju Teng's shares performed well largely due to the company's strong competitive position in advanced casings and an increasing emphasis on notebook aesthetics as its customer mix shifts from enterprise to consumer.

South Korea's Youngone Holdings was also a top contributor to results. The company is a leading original equipment manufacturer of high-end sportswear and casual outerwear such as ski wear, anoraks, and hiking and mountain climbing apparel. We believed the stock was attractive due to the company's geographically diversified production base, competitive pricing, high product quality and strong customer relationships. Youngone, which has been expanding its production base in lower cost countries, also generates strong cash flows and, in our view, could benefit from growing industry consolidation.

Australia-based Downer EDI provides business services in four major areas: engineering, mining and resources, infrastructure services, and rail. The company benefited from new management, the disposal of non-core assets and the renewal of several important contracts. The company has strengthened its balance sheet, which we believe positions it to exploit a favorable industry environment across its major segments.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2009, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.


                               20 | Annual Report

Detractors from performance included Japan's MEITEC, which provides outsourced engineering and technical talent to many of the country's large corporations. Clients include leaders in the automotive, semiconductor, electronics and related equipment, software, and industrial machinery industries, among others. MEITEC is well placed, in our view, to benefit from growing demand for flexible labor among Japanese companies. However, Japan's deteriorating economic environment led to lower demand and utilization rates, which contributed to a decline in profits. Additionally, Japanese companies continued to move manufacturing offshore, especially to China. This trend negatively affected MEITEC, which responded by sending employees on assignment outside the country.

Australia-based PaperlinX is a leading paper and forest products firm. Recently, the company's aim was to transition away from being a commodity-focused business that solely sells coated and uncoated paper to focusing on providing differentiated services. As PaperlinX achieved this objective, its business mix improved and prices increased among its European operations. However, weak global economic conditions during the period hurt the paper and forest products industry, pressuring the company and its stock price.

Sperian Protection, based in France, is the global market share leader in eye, ear and fall protection with about 20% share in each market. End markets include energy, mining, firefighting, manufacturing, construction and various industrial businesses. Sperian's revenues are cyclical, and the company suffered during the fiscal year from an uncertain economic environment. However, in our view, the company is well diversified by end market, product and geography and earns solid margins in its head protection unit, where it has established itself as a global leader.

TOP 10 EQUITY HOLDINGS
Foreign Smaller Companies Series
12/31/09

COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                  NET ASSETS
------------------------                  ----------
Ju Teng International Holdings Ltd.
   ELECTRONIC EQUIPMENT, INSTRUMENTS
   & COMPONENTS, HONG KONG                   2.5%
AAC Acoustic Technologies Holdings Inc.
   COMMUNICATIONS EQUIPMENT, CHINA           2.0%
Binggrae Co. Ltd.
   FOOD PRODUCTS, SOUTH KOREA                1.9%
Dorel Industries Inc., B
   HOUSEHOLD DURABLES, CANADA                1.9%
Giant Manufacturing Co. Ltd.
   LEISURE EQUIPMENT & PRODUCTS, TAIWAN      1.9%
Simplo Technology Co. Ltd.
   COMPUTERS & PERIPHERALS, TAIWAN           1.8%
Symrise AG
   CHEMICALS, GERMANY                        1.7%
Huhtamaki OYJ
   CONTAINERS & PACKAGING, FINLAND           1.7%
Kobayashi Pharmaceutical Co. Ltd.
   PERSONAL PRODUCTS, JAPAN                  1.7%
Busan Bank
   COMMERCIAL BANKS, SOUTH KOREA             1.6%


                               Annual Report | 21

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

(PHOTO OF HARLAN B. HODES)


/s/ Harlan B. Hodes

Harlan B. Hodes, CPA


(PHOTO OF CINDY L. SWEETING)


/s/ Cindy L. Sweeting

Cindy L. Sweeting, CFA
Portfolio Management Team
Foreign Smaller Companies Series

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               22 | Annual Report

Performance Summary as of 12/31/09

FOREIGN SMALLER COMPANY SERIES

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: TFSCX                               CHANGE   12/31/09   12/31/08
-------------                               ------   --------   --------
Net Asset Value (NAV)                       +$5.87    $14.68      $8.81
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.1213

PERFORMANCE(1)

                                                                          INCEPTION
                                                 1-YEAR       5-YEAR     (10/21/02)
                                               ----------   ----------   ----------
Cumulative Total Return(2)                         +68.04%      +47.44%     +173.09%
Average Annual Total Return(3)                     +68.04%       +8.07%      +14.99%
Value of $1,000,000 Investment(4)              $1,680,376   $1,474,305   $2,730,765
   Total Annual Operating Expenses(5)
      Without Waiver                    1.09%
      With Waiver                       0.95%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563.

THE ADMINISTRATOR HAS CONTRACTUALLY AGREED TO WAIVE OR LIMIT ITS FEES SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING ACQUIRED FUND FEES AND EXPENSES) DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/10.


                               Annual Report | 23

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $1,000,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

                             12/31/09
                             --------

1-Year                        +68.04%
5-Year                         +8.07%
Since Inception (10/21/02)    +14.99%

10/21/02-12/31/09
$ Millions

                              (PERFORMANCE GRAPH)

                        USD                 USD
                   TIF - FOREIGN         S&P GLOBAL
                 SMALLER COMPANIES       EX-UNITED
                       SERIES        STATES < 2B INDEX
INCEPTION DATE       21-OCT-02           21-OCT-02
   CALENDAR             NET                GROSS
    MONTH               4562               BM0728
--------------   -----------------   -----------------
    Oct-02          1,011,999.93             1000000
    Nov-02          1,031,999.72        1,039,233.14
    Dec-02          1,009,999.66        1,034,511.91
    Jan-03            978,999.65        1,035,387.11
    Feb-03            945,999.66        1,024,301.22
    Mar-03            949,999.70        1,011,659.29
    Apr-03          1,021,999.54        1,085,277.74
    May-03          1,106,999.30        1,178,455.34
    Jun-03          1,152,999.48        1,238,669.70
    Jul-03          1,217,999.24        1,285,780.02
    Aug-03          1,286,999.12        1,366,070.55
    Sep-03          1,316,999.04        1,435,073.51
    Oct-03          1,411,998.99        1,540,403.60
    Nov-03          1,430,998.98        1,547,557.24
    Dec-03          1,527,201.06        1,646,986.24
    Jan-04          1,580,250.07        1,711,254.94
    Feb-04          1,624,117.32        1,773,390.60
    Mar-04          1,603,945.54        1,842,141.41
    Apr-04          1,566,859.95        1,766,101.50
    May-04          1,569,950.67        1,740,644.91
    Jun-04          1,619,397.85        1,805,172.36
    Jul-04          1,575,101.37        1,744,466.22
    Aug-04          1,572,011.21        1,768,307.69
    Sep-04          1,622,488.55        1,835,434.42
    Oct-04          1,662,664.37        1,890,958.14
    Nov-04          1,779,071.63        2,039,434.28
    Dec-04          1,852,238.32        2,140,641.62
    Jan-05          1,852,238.30        2,165,407.99
    Feb-05          1,931,847.62        2,266,644.27
    Mar-05          1,892,013.20        2,211,029.89
    Apr-05          1,812,423.02        2,149,635.78
    May-05          1,833,936.09        2,158,960.26
    Jun-05          1,882,336.08        2,218,225.66
    Jul-05          1,973,756.55        2,315,093.58
    Aug-05          1,981,284.67        2,370,042.09
    Sep-05          2,043,667.64        2,485,123.51
    Oct-05          1,951,160.81        2,398,178.99
    Nov-05          2,008,168.76        2,500,889.16
    Dec-05          2,079,647.87        2,680,779.37
    Jan-06          2,211,196.01        2,870,700.53
    Feb-06          2,254,665.17        2,845,260.38
    Mar-06          2,326,139.24        2,953,664.80
    Apr-06          2,444,619.97        3,113,735.71
    May-06          2,321,529.62        2,939,050.30
    Jun-06          2,282,409.68        2,856,163.20
    Jul-06          2,285,857.95        2,824,900.78
    Aug-06          2,356,022.32        2,913,030.34
    Sep-06          2,375,580.73        2,922,326.11
    Oct-06          2,454,957.66        3,045,955.70
    Nov-06          2,553,903.50        3,192,351.03
    Dec-06          2,678,214.43        3,300,365.51
    Jan-07          2,711,646.44        3,355,217.58
    Feb-07          2,735,530.82        3,435,389.50
    Mar-07          2,854,769.49        3,553,586.14
    Apr-07          3,010,630.64        3,718,883.33
    May-07          3,147,306.89        3,835,954.89
    Jun-07          3,204,839.06        3,879,744.24
    Jul-07          3,289,964.43        3,958,667.54
    Aug-07          3,185,635.50        3,770,914.28
    Sep-07          3,287,541.98        3,957,750.26
    Oct-07          3,369,052.76        4,186,220.49
    Nov-07          3,099,317.84        3,853,205.97
    Dec-07          3,082,248.67        3,790,132.91
    Jan-08          2,706,882.03        3,396,926.51
    Feb-08          2,804,533.47        3,583,110.30
    Mar-08          2,816,744.78        3,489,181.04
    Apr-08          2,976,957.21        3,587,785.04
    May-08          3,002,890.23        3,640,407.03
    Jun-08          2,751,114.79        3,332,544.74
    Jul-08          2,656,507.16        3,192,404.05
    Aug-08          2,609,209.98        3,021,476.14
    Sep-08          2,231,935.06        2,502,188.90
    Oct-08          1,649,698.32        1,870,289.69
    Nov-08          1,527,614.34        1,773,823.00
    Dec-08          1,625,090.95        1,924,173.46
    Jan-09          1,507,030.77        1,810,214.89
    Feb-09          1,425,864.75        1,665,785.01
    Mar-09          1,518,089.09        1,811,293.49
    Apr-09          1,827,977.75        2,105,863.93
    May-09          2,045,637.59        2,470,700.87
    Jun-09          2,077,000.46        2,496,846.99
    Jul-09          2,296,506.16        2,721,656.23
    Aug-09          2,421,950.72        2,837,415.31
    Sep-09          2,597,672.51        3,013,293.35
    Oct-09          2,577,363.26        2,985,819.08
    Nov-09          2,647,527.19        3,035,377.18
    Dec-09          2,730,764.60        3,133,854.04

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S INVESTMENTS IN SMALLER COMPANY STOCKS CARRY SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. ADDITIONALLY, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The S&P Global Equity ex-U.S. less than $2
     Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of global developed and emerging market securities, excluding the U.S., with market capitalizations less than $2 billion.


                               24 | Annual Report

Your Fund's Expenses

FOREIGN SMALLER COMPANIES SERIES

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 7/1/09     VALUE 12/31/09   PERIOD* 7/1/09-12/31/09
                                           -----------------   --------------   -----------------------
Actual                                           $1,000           $1,314.80              $5.54
Hypothetical (5% return before expenses)         $1,000           $1,020.42              $4.84

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.95% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               26 | Annual Report

Global Equity Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Global Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT ftinstitutional.com OR CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Global Equity Series (Fund) covers the fiscal year ended December 31, 2009.

PERFORMANCE OVERVIEW

For the year ended December 31, 2009, the Fund delivered a +23.85% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, which posted a +35.41% total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find more of the Fund's performance data in the Performance Summary beginning on page 32.

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth, fundamental, internal research evaluates a company's potential to grow earnings, asset value and/or cash flow. We also consider a company's price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

The change in investor sentiment from early 2009 was truly remarkable. Investors again embraced risk and moved rapidly back into areas such as emerging markets, cyclicals and lower quality stocks. Thus, the Fund's overweighted holdings in certain stable western European markets negatively

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 54.


                               Annual Report | 27

GEOGRAPHIC BREAKDOWN
Global Equity Series
Based on Total Net Assets as of 12/31/09

                                  (BAR CHART)

Europe                                      49.1%
North America                               29.5%
Asia                                        11.7%
Latin America & Caribbean                   3.8%
Middle East & Africa                        0.5%
Australia & New Zealand                     0.5%
Short-Term Investments & Other Net Assets   4.9%

impacted performance. Overweighted positions in France and Switzerland detracted from returns as investors pursued higher growth strategies in emerging markets. Among emerging markets, our allocation in China was concentrated in the telecommunication services and industrials sectors, which lagged the broader market.(2) Overall, our underweighted positions in cyclical sectors such as notably financials and materials detracted from returns as investors favored stocks most geared toward an economic recovery.(3)

Materials stocks were the primary beneficiary of market momentum during the period as Chinese demand drove commodities to their biggest annual gains on record. Yet, materials sector valuations rebounded sharply and once again neared levels reached at the peak of the 2008 commodities bubble. Recent demand for raw materials largely was subsidized by official stimulus in emerging markets, and as policymakers begin to scale back their support, we believe heightened volatility could return. Nonetheless, the sector's sensitivity to global economic reflation efforts made materials a top performer in 2009, and our underweighted position detracted from relative performance. We did, however, initiate a few new positions during the brief period between the valuation collapse of late 2008 and the valuation spike of mid-2009. Our position in Brazilian miner Vale more than doubled in value during the year under review.

Our underweighting of the resurgent financials sector and the poor results of some industries within that sector also weighed on returns. The Fund's banks and insurers were the sector's primary detractors, particularly Swiss Reinsurance (SwissRe), one of the world's largest reinsurers. Shares plummeted at the beginning of the year after the company cut its dividend and accepted a $2.6 billion capital injection from shareholder Warren Buffet. The emergency financing significantly encumbered SwissRe's balance sheet, limiting our intermediate upside, and we remained wary of continued impairment of the company's structured credit portfolio. We liquidated the position at the end of April for a loss after it had more than doubled from its low point. While we have found selective opportunities primarily among Asian banks and global insurers, we think the sector in general remains fraught with balance sheet and interest rate risk, and we believe the earnings models that were so profitable in the last cycle may prove untenable if the operating environment becomes more highly regulated.

(2.) The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, electrical equipment, industrial conglomerates, and professional services in the SOI.

(3.) The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI. The materials sector comprises chemicals and metals and mining in the SOI.


                               28 | Annual Report

We are more sanguine on the health care sector's long-term outlook.(4) With valuations still hovering around 15-year lows, we believe the sector received little credit for its strong balance sheet, favorable demographics, productive industry consolidation and significant scope for cost optimization and self help. Perhaps most importantly, we believe the sector stands to benefit from the increasing demand for health care products and services in emerging markets, where access to modern health care is expanding rapidly. The Fund's overweighting in health care holdings detracted from performance in 2009, however, as the market favored stocks more leveraged into an economic recovery scenario. Takeda Pharmaceuticals, Japan's largest drug manufacturer, was a significant detractor during a period that saw a series of disappointing Food and Drug Administration rulings in relation to a promising new diabetes drug. We sold Takeda during the period.

Takeda was also a victim of the general malaise that impacted Japanese equities in 2009. Despite a historic election that ended the Liberal Democratic Party's five decades of nearly uninterrupted rule, the Japanese economy remained mired in an overly bureaucratic and deflationary environment. We thought the country's stock market looked expensive, and the relative scarcity of bargain opportunities led to our significant underweighting, a major contributor to relative performance in 2009 as Japan delivered some of the worst annualized returns of any major stock market. Similarly, our underweighted position in the U.S. aided relative performance in a period when returns from the world's most developed market trailed more cyclically geared emerging market equities.

One sector in which we did benefit from the cyclical rally was energy.(5) Although we had underweighted exposure to global energy stocks, our holdings overall within the sector significantly outperformed the benchmark's. Brazil's Petrobras was a key contributor, more than doubling in value due to rising oil prices and the buoyancy of the Brazilian market, one of the world's top performers in 2009. Other emerging market-oriented energy producers including Russia's Gazprom, Canada's Talisman Energy and South Africa's Sasol also outperformed during the year. Stock selection also drove returns in the Fund's consumer staples and utilities holdings, where we outperformed despite above-benchmark weightings in these defensive sectors.(6) Dr. Pepper Snapple Group, a U.S. beverage producer, and Unilever, the world's second-largest consumer products producer, were among the Fund's top performers.

PORTFOLIO BREAKDOWN
Global Equity Series
Based on Total Net Assets as of 12/31/09

                                   (BAR CHART)

Pharmaceuticals                             13.3%
Diversified Telecommunication Services       9.5%
Oil, Gas & Consumable Fuels                  8.3%
Insurance                                    7.0%
Media                                        6.4%
Software                                     5.8%
Food Products                                4.5%
Wireless Telecommunication Services          4.1%
Food & Staples Retailing                     3.4%
Multi-Utilities                              2.7%
Biotechnology                                2.7%
Commercial Banks                             2.6%
Health Care Providers & Services             2.4%
Aerospace & Defense                          2.0%
Other                                       20.4%
Short-Term Investments & Other Net Assets    4.9%

(4.) The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

(5.) The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

(6.) The consumer staples sector comprises beverages, food and staples retailing, food products, and household products in the SOI. The utilities sector comprises electric utilities and multi-utilities in the SOI.


                               Annual Report | 29

TOP 10 EQUITY HOLDINGS
Global Equity Series
12/31/09

COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                  NET ASSETS
------------------------                  ----------
Nestle SA                                    2.1%
   FOOD PRODUCTS, SWITZERLAND
Novartis AG                                  2.1%
   PHARMACEUTICALS, SWITZERLAND
Sanofi-Aventis                               2.1%
   PHARMACEUTICALS, FRANCE
Telefonica SA, ADR                           2.1%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, SPAIN
Unilever NV                                  2.0%
   FOOD PRODUCTS, NETHERLANDS
SAP AG                                       2.0%
   SOFTWARE, GERMANY
Muenchener Rueckversicherungs-
Gesellschaft AG                              1.9%
   INSURANCE, GERMANY
GlaxoSmithKline PLC                          1.9%
   PHARMACEUTICALS, U.K.
Roche Holding AG                             1.9%
   PHARMACEUTICALS, SWITZERLAND
Total SA, B                                  1.9%
   OIL, GAS & CONSUMABLE FUELS, FRANCE

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2009, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment primarily in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Based on our analysis, we expect it may be some time before we see a return to pre-crisis levels of economic activity. The good news for equity investors amid continued uncertainty is that many corporations, in our opinion, have emerged from the crisis in far better shape than many other sectors in the global economic system. While households and governments continue to battle high levels of debt and shrinking income, corporate profitability has improved dramatically as many companies have aggressively recapitalized their balance sheets, cut excess costs and optimized their operations. At Templeton, we continue to believe that excellent long-term growth opportunities exist among both developing market companies and developed market companies with growing global operations. We also believe continued leadership from the market's riskiest stocks is most likely unsustainable, and as markets become more discriminating, asset prices could ultimately reflect fundamental values as they historically have over the long term. Despite a prodigious rally, the valuations of higher quality stocks relative to lower quality stocks remain near trough levels, creating discounted entry points into the investments we think are likely to survive an uncertain recovery and thrive in a more discriminating market environment.


                               30 | Annual Report

Thank you for your participation in Global Equity Series. We look forward to serving your future investment needs.

(PHOTO OF NEIL DEVLIN)


/s/ Neil Devlin

Neil Devlin, CFA
Portfolio Manager
Global Equity Series

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 31

Performance Summary as of 12/31/09

GLOBAL EQUITY SERIES

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: TGESX                               CHANGE   12/31/09   12/31/08
-------------                               ------   --------   --------
Net Asset Value (NAV)                       +$1.46     $8.19      $6.73
DISTRIBUTIONS (1/1/09-12/31/09)
Dividend Income                   $0.1435

PERFORMANCE(1)

                                                            INCEPTION
                                                 1-YEAR     (3/31/08)
                                               ----------   ---------
Cumulative Total Return(2)                         +23.85%     -15.47%
Average Annual Total Return(3)                     +23.85%      -9.14%
Value of $1,000,000 Investment(4)              $1,238,537    $845,349
   Total Annual Operating Expenses(5)
      Without Waiver                    1.05%
      With Waiver                       0.81%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, VISIT ftinstitutional.com OR CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT (800) 321-8563.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR FEES SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING ACQUIRED FUND FEES AND EXPENSES) DO NOT EXCEED 0.81% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 4/30/10.


                               32 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $1,000,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

                            12/31/09
                            --------
1-Year                      +23.85%
Since Inception (3/31/08)    -9.14%

3/31/08-12/31/09
$ Millions

                              (PERFORMANCE GRAPH)

                           USD                           USD
                 TIF GLOBAL EQUITY SERIES   MSCI ALL COUNTRY WORLD INDEX
                         31-MAR-08                    31-MAR-08
INCEPTION DATE              NET                         GROSS
CALENDAR MONTH             12332                       BM0045
--------------   ------------------------   ----------------------------
Mar-08                 1,000,000.00                      1000000
Apr-08                 1,009,998.71                 1,056,517.21
May-08                 1,020,000.73                 1,074,229.62
Jun-08                   941,000.13                   986,384.88
Jul-08                   920,000.19                   961,078.35
Aug-08                   909,001.68                   940,786.02
Sep-08                   820,003.26                   823,578.80
Oct-08                   684,002.97                   660,589.34
Nov-08                   650,001.43                   617,608.14
Dec-08                   682,538.77                   640,297.00
Jan-09                   617,631.27                   585,788.00
Feb-09                   550,695.99                   528,794.36
Mar-09                   597,348.64                   572,642.12
Apr-09                   653,127.33                   640,764.45
May-09                   712,963.46                   705,370.18
Jun-09                   713,978.80                   701,698.97
Jul-09                   764,687.12                   763,714.00
Aug-09                   782,942.83                   791,346.95
Sep-09                   821,232.46                   827,906.22
Oct-09                   807,020.03                   815,279.93
Nov-09                   829,353.06                   849,174.79
Dec-09                   845,349.31                   867,009.46

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.


                               Annual Report | 33

Your Fund's Expenses

GLOBAL EQUITY SERIES

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               34 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 7/1/09     VALUE 12/31/09   PERIOD* 7/1/09-12/31/09
                                           -----------------   --------------   -----------------------
Actual                                           $1,000           $1,184.00              $4.45
Hypothetical (5% return before expenses)         $1,000           $1,021.12              $4.13

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               Annual Report | 35

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

EMERGING MARKETS SERIES

                                                                              YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------
                                                          2009         2008           2007           2006           2005
                                                       ----------   ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................    $     8.40   $    21.23     $    20.86     $    18.93     $    15.09
                                                       ----------   ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) .......................          0.20         0.28           0.50           0.44           0.33
   Net realized and unrealized gains (losses) .....          6.10       (11.43)          5.31           4.96           3.89
                                                       ----------   ----------     ----------     ----------     ----------
Total from investment operations ..................          6.30       (11.15)          5.81           5.40           4.22
                                                       ----------   ----------     ----------     ----------     ----------
Less distributions from:
   Net investment income ..........................         (0.29)       (0.50)         (0.79)         (0.54)         (0.38)
   Net realized gains .............................            --(c)     (1.18)         (4.65)         (2.93)            --
                                                       ----------   ----------     ----------     ----------     ----------
Total distributions ...............................         (0.29)       (1.68)         (5.44)         (3.47)         (0.38)
                                                       ----------   ----------     ----------     ----------     ----------
Redemption fees(d) ................................            --           --(c)          --(c)          --(c)          --(c)
                                                       ----------   ----------     ----------     ----------     ----------
Net asset value, end of year ......................    $    14.41   $     8.40     $    21.23     $    20.86     $    18.93
                                                       ==========   ==========     ==========     ==========     ==========
Total return ......................................         75.16%      (54.10)%        30.10%         29.07%         28.09%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) .......................................          1.45%        1.40%          1.41%          1.42%          1.42%
Net investment income .............................          1.80%        1.79%          2.18%          2.09%          1.98%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................    $1,748,722   $1,120,378     $3,184,512     $3,209,602     $2,841,536
Portfolio turnover rate ...........................         49.46%       77.61%         87.26%         40.84%         36.42%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               36 | Annual Report

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, DECEMBER 31, 2009

       EMERGING MARKETS SERIES                                            INDUSTRY                       SHARES          VALUE
       -----------------------                          --------------------------------------------   ----------   --------------
       COMMON STOCKS 87.9%
       ARGENTINA 0.5%
       Tenaris SA, ADR ..............................            Energy Equipment & Services              198,360   $    8,460,054
                                                                                                                    --------------
       AUSTRIA 2.9%
       Erste Group Bank AG ..........................                 Commercial Banks                    462,736       17,261,714
(a)    IMMOEAST AG ..................................       Real Estate Management & Development        1,672,953        9,219,782
       OMV AG .......................................            Oil, Gas & Consumable Fuels              417,979       18,368,303
       Raiffeisen International Bank Holding AG .....                 Commercial Banks                    115,653        6,539,284
                                                                                                                    --------------
                                                                                                                        51,389,083
                                                                                                                    --------------
       BRAZIL 8.5%
       AES Tiete SA .................................   Independent Power Producers & Energy Traders    1,359,041       13,411,076
       Companhia de Bebidas das Americas (AmBev) ....                     Beverages                       451,950       38,245,912
       Itau Unibanco Holding SA, ADR ................                 Commercial Banks                  2,122,994       48,489,183
       Natura Cosmeticos SA .........................                 Personal Products                 1,671,482       34,820,144
       Souza Cruz SA ................................                      Tobacco                        430,819       14,276,595
                                                                                                                    --------------
                                                                                                                       149,242,910
                                                                                                                    --------------
       CHINA 12.0%
(a)    Aluminum Corp. of China Ltd., H ..............                  Metals & Mining                 18,309,000       20,189,323
       Angang Steel Co. Ltd., H .....................                  Metals & Mining                  4,772,000       10,536,472
       China Coal Energy Co., H .....................            Oil, Gas & Consumable Fuels           14,520,000       26,666,598
       China Dongxiang Group Co. ....................         Textiles, Apparel & Luxury Goods          8,447,000        6,536,492
       China Molybdenum Co. Ltd., H .................                  Metals & Mining                  7,890,623        6,350,192
       China Petroleum and Chemical Corp., H ........            Oil, Gas & Consumable Fuels            2,890,000        2,575,532
       China Shipping Development Co. Ltd., H .......                      Marine                       8,462,000       12,725,140
       CNOOC Ltd. ...................................            Oil, Gas & Consumable Fuels            7,358,000       11,577,389
       Denway Motors Ltd. ...........................                    Automobiles                   27,411,858       17,464,511
(a)    Hidili Industry International Development
          Ltd. ......................................                  Metals & Mining                 20,562,000       25,909,016
       Lonking Holdings Ltd. ........................                     Machinery                     9,339,000        6,492,024
       PetroChina Co. Ltd., H .......................            Oil, Gas & Consumable Fuels           52,894,000       63,578,946
                                                                                                                    --------------
                                                                                                                       210,601,635
                                                                                                                    --------------
       HONG KONG 1.7%
       Dairy Farm International Holdings Ltd. .......             Food & Staples Retailing              2,370,519       14,199,409
(a)    GOME Electrical Appliances Holdings Ltd. .....                 Specialty Retail                 15,527,000        5,647,129
       VTech Holdings Ltd. ..........................             Communications Equipment              1,093,000       10,473,696
                                                                                                                    --------------
                                                                                                                        30,320,234
                                                                                                                    --------------
       HUNGARY 3.0%
(a)    MOL Hungarian Oil and Gas Nyrt. ..............            Oil, Gas & Consumable Fuels              102,883        9,253,047
(a)    OTP Bank Ltd. ................................                 Commercial Banks                  1,488,110       42,953,805
                                                                                                                    --------------
                                                                                                                        52,206,852
                                                                                                                    --------------
       INDIA 14.8%
       GAIL India Ltd. ..............................                   Gas Utilities                   1,953,038       17,384,184
       Grasim Industries Ltd. .......................              Construction Materials                  49,149        2,623,928
       Hindalco Industries Ltd. .....................                  Metals & Mining                  8,144,371       28,209,602
       Infosys Technologies Ltd. ....................                    IT Services                      323,383       18,153,277
       National Aluminium Co. Ltd. ..................                  Metals & Mining                    914,079        8,233,801


                               Annual Report | 37

Templeton Institutional Funds

       EMERGING MARKETS SERIES                                            INDUSTRY                       SHARES          VALUE
       -----------------------                          --------------------------------------------   ----------   --------------
       COMMON STOCKS (CONTINUED)
       INDIA (CONTINUED)
       Oil & Natural Gas Corp. Ltd. .................            Oil, Gas & Consumable Fuels            1,264,788   $   32,091,168
(a)    Oil India Ltd. ...............................            Oil, Gas & Consumable Fuels              268,380        7,169,811
       Sesa Goa Ltd. ................................                  Metals & Mining                  5,317,363       47,049,669
       Steel Authority of India Ltd. ................                  Metals & Mining                  2,577,500       13,365,123
       Tata Chemicals Ltd. ..........................                     Chemicals                     2,131,333       14,796,714
       Tata Consultancy Services Ltd. ...............                    IT Services                    3,055,587       49,362,774
       Tata Steel Ltd. ..............................                  Metals & Mining                  1,468,000       19,535,376
                                                                                                                    --------------
                                                                                                                       257,975,427
                                                                                                                    --------------
       INDONESIA 2.0%
       PT Astra International Tbk ...................                    Automobiles                    6,580,000       24,225,570
       PT Bank Central Asia Tbk .....................                 Commercial Banks                 21,720,500       11,177,128
                                                                                                                    --------------
                                                                                                                        35,402,698
                                                                                                                    --------------
       ISRAEL 0.6%
(a)    Taro Pharmaceutical Industries Ltd. ..........                  Pharmaceuticals                  1,164,107       10,337,270
                                                                                                                    --------------
       MEXICO 2.7%
       America Movil SAB de CV, L, ADR ..............        Wireless Telecommunication Services          633,678       29,770,192
       Grupo Televisa SA ............................                       Media                       2,102,435        8,748,058
       Kimberly Clark de Mexico SAB de CV, A ........                Household Products                 2,016,726        9,029,691
                                                                                                                    --------------
                                                                                                                        47,547,941
                                                                                                                    --------------
       PAKISTAN 1.4%
       MCB Bank Ltd. ................................                 Commercial Banks                  4,841,586       12,591,566
       Oil & Gas Development Co. Ltd. ...............            Oil, Gas & Consumable Fuels            8,707,900       11,380,111
                                                                                                                    --------------
                                                                                                                        23,971,677
                                                                                                                    --------------
       PERU 0.3%
       Credicorp Ltd. ...............................                 Commercial Banks                     73,000        5,622,460
                                                                                                                    --------------
       QATAR 0.5%
       Qatar National Bank ..........................                 Commercial Banks                    225,313        9,175,237
                                                                                                                    --------------
       RUSSIA 14.1%
(a)    Bank of Moscow ...............................                 Commercial Banks                      6,158          165,058
       Gazprom, ADR .................................            Oil, Gas & Consumable Fuels            1,830,400       45,851,520
       Gazprom, ADR (London Exchange) ...............            Oil, Gas & Consumable Fuels              590,600       15,113,454
       LUKOIL Holdings, ADR .........................            Oil, Gas & Consumable Fuels              207,570       11,706,948
       LUKOIL Holdings, ADR (London Exchange) .......            Oil, Gas & Consumable Fuels              625,550       35,844,015
(a)    Mining and Metallurgical Co. Norilsk Nickel,
          ADR .......................................                  Metals & Mining                  2,419,700       34,722,695
       Mobile TeleSystems ...........................        Wireless Telecommunication Services        1,464,400       10,709,514
       Mobile TeleSystems, ADR ......................        Wireless Telecommunication Services          337,400       16,495,486
       Rosneft Oil Co., GDR .........................            Oil, Gas & Consumable Fuels            2,096,750       17,990,115
(a)    RusHydro .....................................                Electric Utilities                 5,995,603          225,081
       Sberbank RF ..................................                 Commercial Banks                  8,535,150       23,975,236
       TNK-BP .......................................            Oil, Gas & Consumable Fuels           12,656,073       21,831,726
(a, b) Uralkali, GDR, Reg S .........................                     Chemicals                       323,250        6,823,808
(a)    Wimm-Bill-Dann Foods .........................                   Food Products                     107,050        4,799,213
                                                                                                                    --------------
                                                                                                                       246,253,869
                                                                                                                    --------------


                               38 | Annual Report

Templeton Institutional Funds

       EMERGING MARKETS SERIES                                            INDUSTRY                       SHARES          VALUE
       -----------------------                          --------------------------------------------   ----------   --------------
       COMMON STOCKS (CONTINUED)
       SINGAPORE 0.4%
       Fraser and Neave Ltd. ........................             Industrial Conglomerates              2,026,139   $    6,054,631
                                                                                                                    --------------
       SOUTH AFRICA 3.0%
       Lewis Group Ltd. .............................                 Specialty Retail                    460,377        3,292,845
       Naspers Ltd., N ..............................                       Media                         463,074       18,747,935
       Remgro Ltd. ..................................          Diversified Financial Services           1,297,201       15,615,429
       Standard Bank Group Ltd. .....................                 Commercial Banks                  1,052,351       14,485,803
                                                                                                                    --------------
                                                                                                                        52,142,012
                                                                                                                    --------------
       SOUTH KOREA 5.1%
       CJ Internet Corp. ............................                       Media                         221,059        2,616,139
       GS Engineering & Construction Corp. ..........            Construction & Engineering               228,060       21,220,342
       Hyundai Development Co. ......................            Construction & Engineering               255,620        8,275,330
       Samsung Electronics Co. Ltd. .................     Semiconductors & Semiconductor Equipment         33,341       22,845,408
       Shinhan Financial Group Co. Ltd. .............                 Commercial Banks                    432,835       16,035,394
       SK Energy Co. Ltd. ...........................            Oil, Gas & Consumable Fuels              188,062       18,950,140
                                                                                                                    --------------
                                                                                                                        89,942,753
                                                                                                                    --------------
       SWEDEN 1.3%
       Oriflame Cosmetics SA, SDR ...................                 Personal Products                   384,603       23,018,057
                                                                                                                    --------------
       TAIWAN 1.9%
       MediaTek Inc. ................................     Semiconductors & Semiconductor Equipment        238,085        4,152,905
       President Chain Store Corp. ..................             Food & Staples Retailing              8,942,571       21,273,199
       Taiwan Semiconductor Manufacturing Co. Ltd. ..     Semiconductors & Semiconductor Equipment      4,051,154        8,168,160
                                                                                                                    --------------
                                                                                                                        33,594,264
                                                                                                                    --------------
       THAILAND 2.2%
       Kasikornbank Public Co. Ltd., fgn. ...........                 Commercial Banks                  1,456,300        3,797,905
       PTT Exploration and Production Public Co.
          Ltd., fgn. ................................            Oil, Gas & Consumable Fuels            1,439,900        6,344,883
       PTT Public Co. Ltd., fgn. ....................            Oil, Gas & Consumable Fuels            2,282,500       16,831,385
       Thai Beverages Co. Ltd., fgn. ................                     Beverages                    64,647,000       11,268,954
                                                                                                                    --------------
                                                                                                                        38,243,127
                                                                                                                    --------------
       TURKEY 4.2%
       Akbank TAS                                                     Commercial Banks                  4,877,907       30,808,863
       Anadolu Efes Biracilik Ve Malt Sanayii AS ....                     Beverages                       311,742        3,500,378
       Tupras-Turkiye Petrol Rafinerileri AS ........            Oil, Gas & Consumable Fuels            1,241,002       24,675,718
       Turkcell Iletisim Hizmetleri AS ..............        Wireless Telecommunication Services        1,905,383       13,498,904
                                                                                                                    --------------
                                                                                                                        72,483,863
                                                                                                                    --------------
       UNITED ARAB EMIRATES 1.1%
       DP World Ltd. ................................           Transportation Infrastructure           3,331,000        1,432,330
(a)    Emaar Properties PJSC ........................       Real Estate Management & Development       17,087,486       17,957,690
                                                                                                                    --------------
                                                                                                                        19,390,020
                                                                                                                    --------------


                               Annual Report | 39

Templeton Institutional Funds

       EMERGING MARKETS SERIES                                            INDUSTRY                       SHARES          VALUE
       -----------------------                          --------------------------------------------   ----------   --------------
       COMMON STOCKS (CONTINUED)
       UNITED KINGDOM 3.7%
(a)    Anglo American PLC ...........................                  Metals & Mining                    939,606   $   40,512,108
       Antofagasta PLC ..............................                  Metals & Mining                  1,484,469       23,822,030
                                                                                                                    --------------
                                                                                                                        64,334,138
                                                                                                                    --------------
       TOTAL COMMON STOCKS
          (COST $1,022,579,899)......................                                                                1,537,710,212
                                                                                                                    --------------
       PREFERRED STOCKS 11.2%
       BRAZIL 10.6%
       Banco Bradesco SA, ADR, pfd. .................                 Commercial Banks                    805,806       17,622,977
       Itausa - Investimentos Itau SA, pfd. .........                 Commercial Banks                  2,634,537       17,911,224
       Petroleo Brasileiro SA, ADR, pfd. ............            Oil, Gas & Consumable Fuels            1,706,140       72,323,275
       Vale SA, ADR, pfd., A ........................                  Metals & Mining                  3,100,972       76,966,125
                                                                                                                    --------------
                                                                                                                       184,823,601
                                                                                                                    --------------
       CHILE 0.6%
       Embotelladora Andina SA, pfd., A .............                     Beverages                     3,658,610       10,310,006
                                                                                                                    --------------
       TOTAL PREFERRED STOCKS
          (COST $82,199,435).........................                                                                  195,133,607
                                                                                                                    --------------
       TOTAL INVESTMENTS BEFORE
          SHORT TERM INVESTMENTS
          (COST $1,104,779,334)......................                                                                1,732,843,819
                                                                                                                    --------------
       SHORT TERM INVESTMENTS (COST $11,857,876) 0.7%
       MONEY MARKET FUNDS 0.7%
       UNITED STATES 0.7%
(c)    Institutional Fiduciary Trust Money Market
          Portfolio, 0.00%...........................                                                  11,857,876       11,857,876
                                                                                                                    --------------
       TOTAL INVESTMENTS
          (COST $1,116,637,210) 99.8%................                                                                1,744,701,695
       OTHER ASSETS, LESS LIABILITIES 0.2%...........                                                                    4,020,557
                                                                                                                    --------------
       NET ASSETS 100.0%.............................                                                               $1,748,722,252
                                                                                                                    ==============

See Abbreviations on page 76.

(a)  Non-income producing.

(b) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2009, the value of this security was $6,823,808, representing 0.39% of net assets.

(c) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               40 | Annual Report

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

FOREIGN EQUITY SERIES

                                                                          YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------
PRIMARY SHARES                                         2009        2008            2007           2006           2005
--------------                                     ----------   ----------      ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    14.82   $    28.60      $    26.67     $    22.31     $    20.27
                                                   ----------   ----------      ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ....................         0.39         0.66            0.72           0.55           0.42
   Net realized and unrealized gains (losses) ..         4.59       (12.49)           4.08           5.86           2.32
                                                   ----------   ----------      ----------     ----------     ----------
Total from investment operations ...............         4.98       (11.83)           4.80           6.41           2.74
                                                   ----------   ----------      ----------     ----------     ----------
Less distributions from:
   Net investment income .......................        (0.50)       (0.39)          (1.16)         (0.74)         (0.66)
   Net realized gains ..........................           --        (1.54)          (1.71)         (1.31)         (0.04)
   Tax return of capital .......................           --        (0.02)             --             --             --
                                                   ----------   ----------      ----------     ----------     ----------
Total distributions ............................        (0.50)       (1.95)          (2.87)         (2.05)         (0.70)
                                                   ----------   ----------      ----------     ----------     ----------
Redemption fees(c) .............................           --           --(d)           --(d)          --(d)          --(d)
                                                   ----------   ----------      ----------     ----------     ----------
Net asset value, end of year ...................   $    19.30   $    14.82      $    28.60     $    26.67     $    22.31
                                                   ==========   ==========      ==========     ==========     ==========
Total return ...................................        33.63%      (42.15)%         18.45%         29.04%         13.61%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ....................................         0.80%        0.80%           0.78%          0.80%          0.81%
Net investment income ..........................         2.34%        2.88%           2.46%          2.25%          2.01%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $5,895,667   $4,687,747      $9,081,511     $7,311,236     $6,245,721
Portfolio turnover rate ........................        10.33%        6.66%(f)       16.74%          7.59%         12.97%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Excludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 10.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 41

Templeton Institutional Funds

FOREIGN EQUITY SERIES

                                                             YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------
SERVICE SHARES                                       2009      2008         2007       2006(a)
--------------                                     -------   -------      --------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 14.81   $ 28.58      $  26.67     $25.15
                                                   -------   -------      --------     ------
Income from investment operations(b):
   Net investment income(c) ....................      0.33      0.65          0.36       0.05
   Net realized and unrealized gains (losses) ..      4.62    (12.55)         4.42       3.31
                                                   -------   -------      --------     ------
Total from investment operations ...............      4.95    (11.90)         4.78       3.36
                                                   -------   -------      --------     ------
Less distributions from:
   Net investment income .......................     (0.48)    (0.31)        (1.16)     (0.66)
   Net realized gains ..........................        --     (1.54)        (1.71)     (1.18)
   Tax return of capital .......................        --     (0.02)           --         --
                                                   -------   -------      --------     ------
Total distributions ............................     (0.48)    (1.87)        (2.87)     (1.84)
                                                   -------   -------      --------     ------
Redemption fees(d) .............................        --        --(e)         --(e)      --(e)
                                                   -------   -------      --------     ------
Net asset value, end of year ...................   $ 19.28   $ 14.81      $  28.58     $26.67
                                                   =======   =======      ========     ======
Total return(f) ................................     33.46%   (42.41)%       18.37%     13.31%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) ....................................      0.94%     0.95%         0.92%      0.80%
Net investment income ..........................      2.20%     2.73%         2.32%      2.25%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $64,869   $30,349      $173,247     $   11
Portfolio turnover rate ........................     10.33%     6.66%(i)     16.74%      7.59%

(a)  For the period September 18, 2006 (effective date) to December 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

(i) Excludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 10.

   The accompanying notes are an integral part of these financial statements.


                               42 | Annual Report

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, DECEMBER 31, 2009

       FOREIGN EQUITY SERIES                                             INDUSTRY                        SHARES          VALUE
       -----------------------                          --------------------------------------------   -----------   --------------
       COMMON STOCKS 94.0%
       AUSTRIA 0.7%
       Telekom Austria AG ...........................      Diversified Telecommunication Services        2,953,740   $   42,069,908
                                                                                                                     --------------
       BRAZIL 0.7%
       Embraer-Empresa Brasileira de Aeronautica
          SA, ADR ...................................                Aerospace & Defense                 2,007,570       44,387,373
                                                                                                                     --------------
       CANADA 0.5%
       Husky Energy Inc. ............................            Oil, Gas & Consumable Fuels             1,147,780       32,845,191
                                                                                                                     --------------
       CHINA 2.3%
       China Mobile Ltd. ............................        Wireless Telecommunication Services         6,954,000       65,336,407
       China Telecom Corp. Ltd., H ..................      Diversified Telecommunication Services      121,768,000       50,882,588
       Shanghai Electric Group Co. Ltd. .............               Electrical Equipment                44,364,000       20,540,743
                                                                                                                     --------------
                                                                                                                        136,759,738
                                                                                                                     --------------
       DENMARK 0.4%
(a)    Vestas Wind Systems AS .......................               Electrical Equipment                   368,093       22,446,638
                                                                                                                     --------------
       FRANCE 9.7%
       Accor SA .....................................           Hotels, Restaurants & Leisure              513,030       28,089,914
       AXA SA .......................................                     Insurance                      2,833,243       67,080,383
       Compagnie Generale des Etablissements
          Michelin, B ...............................                  Auto Components                     972,567       74,593,064
       France Telecom SA ............................      Diversified Telecommunication Services        4,259,495      106,275,145
       GDF Suez .....................................                  Multi-Utilities                   1,087,667       47,151,958
       Sanofi-Aventis ...............................                  Pharmaceuticals                   1,599,988      126,104,080
       Sanofi-Aventis, ADR ..........................                  Pharmaceuticals                       7,073          277,757
       Total SA, B ..................................            Oil, Gas & Consumable Fuels             1,185,713       76,386,490
       Vivendi SA ...................................                       Media                        1,782,349       53,055,190
                                                                                                                     --------------
                                                                                                                        579,013,981
                                                                                                                     --------------
       GERMANY 11.5%
       Bayerische Motoren Werke AG ..................                    Automobiles                     2,143,322       98,177,870
       Celesio AG ...................................         Health Care Providers & Services           2,431,865       61,963,461
       Deutsche Post AG .............................              Air Freight & Logistics               3,960,630       76,820,968
       E.ON AG ......................................                Electric Utilities                  2,284,780       95,205,667
       E.ON AG, ADR .................................                Electric Utilities                      4,820          201,235
(a)    Infineon Technologies AG .....................     Semiconductors & Semiconductor Equipment      10,086,054       56,018,209
       Merck KGaA ...................................                  Pharmaceuticals                     689,639       63,870,792
       Muenchener Rueckversicherungs-Gesellschaft
          AG ........................................                     Insurance                        364,983       56,879,669
       SAP AG .......................................                     Software                       1,569,901       74,338,531
       Siemens AG ...................................             Industrial Conglomerates               1,081,990       99,697,200
                                                                                                                     --------------
                                                                                                                        683,173,602
                                                                                                                     --------------
       HONG KONG 2.2%
       Cheung Kong (Holdings) Ltd. ..................       Real Estate Management & Development         2,642,500       34,182,745
       Cheung Kong (Holdings) Ltd., ADR .............       Real Estate Management & Development            32,635          418,381
       Hutchison Whampoa Ltd. .......................             Industrial Conglomerates               4,099,350       28,232,365
       Hutchison Whampoa Ltd., ADR ..................             Industrial Conglomerates                   4,895          168,388
       Swire Pacific Ltd., A ........................       Real Estate Management & Development         5,640,400       68,379,948
       Swire Pacific Ltd., B ........................       Real Estate Management & Development           159,500          349,704
                                                                                                                     --------------
                                                                                                                        131,731,531
                                                                                                                     --------------


                               Annual Report | 43

Templeton Institutional Funds

       FOREIGN EQUITY SERIES                                               INDUSTRY                       SHARES          VALUE
       -----------------------                         ----------------------------------------------  ------------  --------------
       COMMON STOCKS (CONTINUED)
       INDIA 3.6%
       Housing Development Finance Corp. Ltd. .......            Thrifts & Mortgage Finance               2,473,824  $  142,739,272
       ICICI Bank Ltd. ..............................                 Commercial Banks                    3,799,199      71,686,243
                                                                                                                     --------------
                                                                                                                        214,425,515
                                                                                                                     --------------
       ITALY 2.5%
       Eni SpA ......................................            Oil, Gas & Consumable Fuels              2,523,780      64,305,438
(a)    Intesa Sanpaolo SpA ..........................                 Commercial Banks                   11,828,023      53,333,357
(a)    UniCredit SpA ................................                 Commercial Banks                    9,381,558      31,457,976
                                                                                                                     --------------
                                                                                                                        149,096,771
                                                                                                                     --------------
       JAPAN 2.5%
       FUJIFILM Holdings Corp. ......................  Electronic Equipment, Instruments & Components     1,098,200      32,953,087
       Mitsubishi UFJ Financial Group Inc. ..........                 Commercial Banks                    9,365,800      45,529,593
       Nintendo Co. Ltd. ............................                     Software                          178,000      42,193,160
       Sony Corp. ...................................                Household Durables                     942,100      27,053,205
       Sony Corp., ADR ..............................                Household Durables                       7,525         218,225
                                                                                                                     --------------
                                                                                                                        147,947,270
                                                                                                                     --------------
       NETHERLANDS 7.4%
       Akzo Nobel NV ................................                     Chemicals                         535,780      35,586,124
(a)    ING Groep NV .................................          Diversified Financial Services             8,353,556      82,508,119
(a)    ING Groep NV, ADR ............................          Diversified Financial Services                25,025         245,495
       Koninklijke Philips Electronics NV ...........             Industrial Conglomerates                3,063,680      90,692,243
       Koninklijke Philips Electronics NV, N.Y.
          shs. ......................................             Industrial Conglomerates                   12,405         365,203
(a)    Randstad Holding NV ..........................               Professional Services                 1,003,275      50,121,219
       Royal Dutch Shell PLC, A, ADR ................            Oil, Gas & Consumable Fuels                  6,990         420,169
       SBM Offshore NV ..............................            Energy Equipment & Services              2,761,796      54,457,714
       Unilever NV ..................................                   Food Products                     3,917,963     127,590,382
       Unilever NV, N.Y. shs. .......................                   Food Products                        19,310         624,292
                                                                                                                     --------------
                                                                                                                        442,610,960
                                                                                                                     --------------
       NORWAY 2.6%
       Statoil ASA ..................................            Oil, Gas & Consumable Fuels              2,499,950      62,451,308
(a)    Telenor ASA ..................................      Diversified Telecommunication Services         6,431,788      89,934,514
                                                                                                                     --------------
                                                                                                                        152,385,822
                                                                                                                     --------------
       PORTUGAL 1.4%
       Portugal Telecom SGPS SA .....................      Diversified Telecommunication Services         6,650,947      81,114,648
                                                                                                                     --------------
       SINGAPORE 2.9%
       DBS Group Holdings Ltd. ......................                 Commercial Banks                   10,722,277     117,483,504
       DBS Group Holdings Ltd., ADR .................                 Commercial Banks                        7,805         343,420
       Singapore Telecommunications Ltd. ............      Diversified Telecommunication Services        25,046,000      55,420,178
                                                                                                                     --------------
                                                                                                                        173,247,102
                                                                                                                     --------------
       SOUTH KOREA 3.4%
       KB Financial Group Inc. ......................                 Commercial Banks                    1,009,611      51,689,451
       KB Financial Group Inc., ADR .................                 Commercial Banks                      247,153      12,567,730
       LG Electronics Inc. ..........................                Household Durables                     255,828      26,656,177
       Samsung Electronics Co. Ltd. .................     Semiconductors & Semiconductor Equipment          161,786     110,856,518
                                                                                                                     --------------
                                                                                                                        201,769,876
                                                                                                                     --------------


                               44 | Annual Report

Templeton Institutional Funds

       FOREIGN EQUITY SERIES                                               INDUSTRY                       SHARES          VALUE
       -----------------------                         ----------------------------------------------  ------------  --------------
       COMMON STOCKS (CONTINUED)
       SPAIN 6.2%
       Banco Santander SA ...........................                  Commercial Banks                   4,778,907  $   79,010,856
       Iberdrola SA .................................                 Electric Utilities                  6,434,933      61,439,273
       Repsol YPF SA ................................             Oil, Gas & Consumable Fuels             2,600,571      69,705,452
       Telefonica SA ................................       Diversified Telecommunication Services        5,632,394     157,379,821
       Telefonica SA, ADR ...........................       Diversified Telecommunication Services            9,232         771,057
                                                                                                                     --------------
                                                                                                                        368,306,459
                                                                                                                     --------------
       SWEDEN 3.9%
       Atlas Copco AB, A ............................                      Machinery                      6,476,400      95,250,488
       Nordea Bank AB, FDR ..........................                  Commercial Banks                   7,508,228      76,415,816
       Telefonaktiebolaget LM Ericsson, B ...........              Communications Equipment               6,457,410      59,435,915
                                                                                                                     --------------
                                                                                                                        231,102,219
                                                                                                                     --------------
       SWITZERLAND 8.8%
       Adecco SA ....................................                Professional Services                1,311,821      72,298,110
       Lonza Group AG ...............................           Life Sciences Tools & Services              708,078      49,934,496
       Nestle SA ....................................                    Food Products                    2,768,116     134,240,857
       Nestle SA, ADR ...............................                    Food Products                        5,775         279,221
       Novartis AG ..................................                   Pharmaceuticals                   2,368,754     129,290,056
       Roche Holding AG .............................                   Pharmaceuticals                     153,630      26,091,053
       Swiss Reinsurance Co. ........................                      Insurance                      1,552,890      74,872,956
       Swiss Reinsurance Co., ADR ...................                      Insurance                          3,295         158,786
(a)    UBS AG (CHF Traded) ..........................                   Capital Markets                      11,121         172,431
(a)    UBS AG (USD Traded) ..........................                   Capital Markets                   2,476,993      38,418,161
                                                                                                                     --------------
                                                                                                                        525,756,127
                                                                                                                     --------------
       TAIWAN 2.9%
       Chinatrust Financial Holding Co. Ltd. ........                  Commercial Banks                  90,437,340      56,399,654
(b)    Compal Electronics Inc., GDR, 144A ...........               Computers & Peripherals               4,478,335      31,043,163
(c)    Compal Electronics Inc., GDR, Reg S ..........               Computers & Peripherals               1,143,310       7,923,138
       Taiwan Semiconductor Manufacturing Co.
          Ltd. ......................................      Semiconductors & Semiconductor Equipment      38,575,242      77,777,528
                                                                                                                     --------------
                                                                                                                        173,143,483
                                                                                                                     --------------
       UNITED KINGDOM 16.9%
       Aviva PLC ....................................                      Insurance                      7,540,909      48,356,400
       BAE Systems PLC ..............................                 Aerospace & Defense                11,721,971      67,859,148
       BP PLC .......................................             Oil, Gas & Consumable Fuels             9,532,367      92,490,716
       BP PLC, ADR ..................................             Oil, Gas & Consumable Fuels                11,290         654,481
(a)    British Airways PLC ..........................                      Airlines                      10,401,350      31,501,464
       British Sky Broadcasting Group PLC ...........                        Media                        6,375,534      57,875,218
       GlaxoSmithKline PLC ..........................                   Pharmaceuticals                   5,285,319     112,647,188
       HSBC Holdings PLC ............................                  Commercial Banks                   5,839,621      67,330,709
       Kingfisher PLC ...............................                  Specialty Retail                  10,721,445      39,727,066
       Marks & Spencer Group PLC ....................                  Multiline Retail                   5,365,630      34,806,005
       Pearson PLC ..................................                        Media                        4,890,579      70,463,610
(a)    Rolls-Royce Group PLC ........................                 Aerospace & Defense                14,036,722     109,600,391
(a, d) Rolls-Royce Group PLC, C .....................                 Aerospace & Defense               842,203,320       1,360,369
       Royal Dutch Shell PLC, B .....................             Oil, Gas & Consumable Fuels                13,237         387,318
       Royal Dutch Shell PLC, B, ADR ................             Oil, Gas & Consumable Fuels             1,477,427      85,882,832


                               Annual Report | 45

Templeton Institutional Funds

       FOREIGN EQUITY SERIES                                               INDUSTRY                       SHARES          VALUE
       -----------------------                         ----------------------------------------------  ------------  --------------
       COMMON STOCKS (CONTINUED)
       UNITED KINGDOM (CONTINUED)
       Smiths Group PLC..............................             Industrial Conglomerates                2,062,397  $   33,712,623
       Standard Chartered PLC........................                 Commercial Banks                    2,801,748      70,937,581
       Unilever PLC, ADR.............................                   Food Products                         3,165         100,964
       Vodafone Group PLC............................        Wireless Telecommunication Services         35,894,999      83,229,426
                                                                                                                     --------------
                                                                                                                      1,008,923,509
                                                                                                                     --------------
       UNITED STATES 1.0%
       ACE Ltd.......................................                     Insurance                       1,151,300      58,025,520
                                                                                                                     --------------
       TOTAL COMMON STOCKS
          (COST $4,272,009,152)......................                                                                 5,600,283,243
                                                                                                                     --------------
       PREFERRED STOCKS 2.0%
       BRAZIL 2.0%
       Petroleo Brasileiro SA, ADR, pfd..............            Oil, Gas & Consumable Fuels              2,133,760      90,450,086
       Vale SA, ADR, pfd., A.........................                  Metals & Mining                    1,173,000      29,113,860
                                                                                                                     --------------
       TOTAL PREFERRED STOCKS
          (COST $46,253,545).........................                                                                   119,563,946
                                                                                                                     --------------
       TOTAL INVESTMENTS BEFORE
          SHORT TERM INVESTMENTS
          (COST $4,318,262,697)......................                                                                 5,719,847,189
                                                                                                                     --------------

                                                                                                         PRINCIPAL
                                                                                                          AMOUNT
                                                                                                       ------------
       SHORT TERM INVESTMENTS 6.2%
       U.S. GOVERNMENT AND AGENCY SECURITIES 3.0%
       UNITED STATES 3.0%
(e)    FHLMC, 3/08/10 - 6/25/10......................                                                  $103,000,000     102,959,653
(e)    FNMA, 1/20/10 - 2/01/10.......................                                                    75,000,000      74,999,400
                                                                                                                     --------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $177,945,980)........................                                                                   177,959,053
                                                                                                                     --------------
       TOTAL INVESTMENTS BEFORE
          MONEY MARKET FUNDS
          (COST $4,496,208,677)......................                                                                 5,897,806,242
                                                                                                                     --------------

                                                                                                          SHARES
                                                                                                       ------------
       MONEY MARKET FUNDS
       (COST $193,131,562) 3.2%
       UNITED STATES 3.2%
(f)    Institutional Fiduciary Trust Money Market
          Portfolio, 0.00%...........................                                                   193,131,562     193,131,562
                                                                                                                     --------------
       TOTAL INVESTMENTS
          (COST $4,689,340,239) 102.2%...............                                                                 6,090,937,804
       OTHER ASSETS, LESS LIABILITIES (2.2)%.........                                                                  (130,401,804)
                                                                                                                     --------------
       NET ASSETS 100.0%.............................                                                                $5,960,536,000
                                                                                                                     ==============


                               46 | Annual Report

Templeton Institutional Funds

FOREIGN EQUITY SERIES

See Abbreviations on page 76.

(a)  Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2009, the value of this security was $31,043,163, representing 0.52% of net assets.

(c) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2009, the value of this security was $7,923,138, representing 0.13% of net assets.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2009, the value of this security was $1,360,369, representing 0.02% of net assets.

(e)  The security is traded on a discount basis with no stated coupon rate.

(f) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 47

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

FOREIGN SMALLER COMPANIES SERIES

                                                                            YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------
                                                             2009       2008       2007        2006        2005
                                                           --------   -------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $   8.81   $ 20.20    $  22.42    $  18.18    $  17.45
                                                           --------   -------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ............................       0.15      0.42        0.33        0.30        0.38
   Net realized and unrealized gains (losses) ..........       5.84     (9.83)       2.81        4.89        1.74
                                                           --------   -------    --------    --------    --------
Total from investment operations .......................       5.99     (9.41)       3.14        5.19        2.12
                                                           --------   -------    --------    --------    --------
Less distributions from:
   Net investment income ...............................      (0.12)    (0.48)      (0.39)      (0.33)      (0.36)
   Net realized gains ..................................         --     (1.50)      (4.97)      (0.62)      (1.03)
                                                           --------   -------    --------    --------    --------
Total distributions ....................................      (0.12)    (1.98)      (5.36)      (0.95)      (1.39)
                                                           --------   -------    --------    --------    --------
Redemption fees(c) .....................................         --        --(d)       --(d)       --(d)       --(d)
                                                           --------   -------    --------    --------    --------
Net asset value, end of year ...........................   $  14.68   $  8.81    $  20.20    $  22.42    $  18.18
                                                           ========   =======    ========    ========    ========
Total return ...........................................      68.04%   (47.28)%     15.09%      28.78%      12.28%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates(e) ...       1.11%     1.09%       1.07%       1.07%       1.07%
Expenses net of waiver and payments by affiliates ......       0.95%     0.95%       0.95%       0.95%       0.95%
Net investment income ..................................       1.32%     2.60%       1.34%       1.45%       2.12%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $124,361   $63,617    $135,730    $170,757    $131,567
Portfolio turnover rate ................................      15.90%    23.01%      20.95%      17.30%      24.59%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               48 | Annual Report

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, DECEMBER 31, 2009

       FOREIGN SMALLER COMPANIES SERIES                                    INDUSTRY                    SHARES/UNITS      VALUE
       --------------------------------                ----------------------------------------------  ------------  --------------
       COMMON STOCKS AND OTHER EQUITY
       INTERESTS 98.6%
       AUSTRALIA 4.4%
       Billabong International Ltd. .................         Textiles, Apparel & Luxury Goods              179,921  $    1,767,901
(a)    Billabong International Ltd., 144A ...........         Textiles, Apparel & Luxury Goods               24,590         241,621
       Downer EDI Ltd. ..............................          Commercial Services & Supplies               242,070       2,031,021
(b)    Iluka Resources Ltd. .........................                  Metals & Mining                      461,516       1,482,626
                                                                                                                     --------------
                                                                                                                          5,523,169
                                                                                                                     --------------
       BAHAMAS 1.6%
(b)    Steiner Leisure Ltd. .........................           Diversified Consumer Services                49,080       1,951,421
                                                                                                                     --------------
       BELGIUM 1.0%
(b)    Barco NV .....................................  Electronic Equipment, Instruments & Components        31,020       1,265,058
                                                                                                                     --------------
       BERMUDA 1.1%
       Axis Capital Holdings Ltd. ...................                     Insurance                          46,230       1,313,394
                                                                                                                     --------------
       BRAZIL 2.1%
       Companhia de Saneamento de Minas Gerais ......                  Water Utilities                       86,000       1,640,562
       Lojas Renner SA ..............................                 Multiline Retail                       42,000         946,988
                                                                                                                     --------------
                                                                                                                          2,587,550
                                                                                                                     --------------
       CANADA 8.1%
(b)    ATS Automation Tooling Systems Inc. ..........                     Machinery                         230,000       1,636,684
       Biovail Corp. ................................                  Pharmaceuticals                       82,100       1,146,580
       Canaccord Financial Inc. .....................                  Capital Markets                      147,038       1,450,586
       Dorel Industries Inc., B .....................                Household Durables                      77,700       2,405,326
       Mullen Group Ltd. ............................            Energy Equipment & Services                 37,700         586,401
       North West Company Fund (Trust Units) ........             Food & Staples Retailing                   94,050       1,699,995
       Toromont Industries Ltd. .....................                     Machinery                          41,600       1,099,809
                                                                                                                     --------------
                                                                                                                         10,025,381
                                                                                                                     --------------
       CAYMAN ISLANDS 1.5%
       Stella International Holdings Ltd. ...........         Textiles, Apparel & Luxury Goods            1,014,062       1,841,443
                                                                                                                     --------------
       CHINA 5.4%
       AAC Acoustic Technologies Holdings Inc. ......             Communications Equipment                1,506,000       2,490,027
       Anhui Expressway Co. Ltd. ....................           Transportation Infrastructure             1,546,000       1,076,699
       Sinotrans Ltd., H ............................              Air Freight & Logistics                6,290,658       1,655,073
       Travelsky Technology Ltd., H .................                    IT Services                      1,473,000       1,487,495
                                                                                                                     --------------
                                                                                                                          6,709,294
                                                                                                                     --------------
       DENMARK 0.5%
(b)    Vestas Wind Systems AS .......................               Electrical Equipment                      9,470         577,489
                                                                                                                     --------------
       FINLAND 3.6%
       Amer Sports OYJ ..............................           Leisure Equipment & Products                200,242       2,006,455
       Huhtamaki OYJ ................................              Containers & Packaging                   150,440       2,088,869
       Konecranes OYJ ...............................                     Machinery                          15,960         435,901
                                                                                                                     --------------
                                                                                                                          4,531,225
                                                                                                                     --------------
       FRANCE 0.9%
       Sperian Protection ...........................          Commercial Services & Supplies                15,720       1,133,896
                                                                                                                     --------------


                               Annual Report | 49

Templeton Institutional Funds

       FOREIGN SMALLER COMPANIES SERIES                                    INDUSTRY                    SHARES/UNITS      VALUE
       --------------------------------                ----------------------------------------------  ------------  --------------
       COMMON STOCKS AND OTHER EQUITY
       INTERESTS (CONTINUED)
       GERMANY 6.2%
       Celesio AG ...................................         Health Care Providers & Services               43,420  $    1,106,333
       GFK AG .......................................               Professional Services                    37,040       1,258,186
(b)    Jenoptik AG ..................................  Electronic Equipment, Instruments & Components       120,820         657,202
       Rational AG ..................................                Household Durables                      10,150       1,730,430
       Rhoen-Klinikum AG ............................         Health Care Providers & Services               36,794         901,689
       Symrise AG ...................................                     Chemicals                          98,250       2,106,787
                                                                                                                     --------------
                                                                                                                          7,760,627
                                                                                                                     --------------
       HONG KONG 8.4%
(b)    Dah Sing Financial Group .....................                 Commercial Banks                      272,101       1,509,001
       Hopewell Holdings Ltd. .......................       Real Estate Management & Development            271,000         877,271
       Ju Teng International Holdings Ltd. ..........  Electronic Equipment, Instruments & Components     3,078,000       3,068,592
       Techtronic Industries Co. Ltd. ...............                Household Durables                     753,500         630,694
       Texwinca Holdings Ltd. .......................         Textiles, Apparel & Luxury Goods            1,059,000         990,205
       VTech Holdings Ltd. ..........................             Communications Equipment                  211,000       2,021,912
       Yue Yuen Industrial Holdings Ltd. ............         Textiles, Apparel & Luxury Goods              458,500       1,330,494
                                                                                                                     --------------
                                                                                                                         10,428,169
                                                                                                                     --------------
       INDIA 1.1%
       HCL Infosystems Ltd. .........................                    IT Services                        425,494       1,403,186
                                                                                                                     --------------
       JAPAN 9.1%
       Asics Corp. ..................................         Textiles, Apparel & Luxury Goods              180,000       1,608,733
       Descente Ltd. ................................         Textiles, Apparel & Luxury Goods              298,625       1,438,847
(c)    en-japan Inc. ................................               Professional Services                     1,110       1,298,860
       Kobayashi Pharmaceutical Co. Ltd. ............                 Personal Products                      51,900       2,076,447
       MEITEC Corp. .................................               Professional Services                    88,000       1,187,782
       Sohgo Security Services Co. Ltd. .............          Commercial Services & Supplies                70,400         788,952
       Sumitomo Rubber Industries Ltd. ..............                  Auto Components                      126,800       1,093,715
       USS Co. Ltd. .................................                 Specialty Retail                       29,879       1,818,834
                                                                                                                     --------------
                                                                                                                         11,312,170
                                                                                                                     --------------
       NETHERLANDS 7.7%
       Aalberts Industries NV .......................                     Machinery                          87,498       1,263,763
(b)    Draka Holding NV .............................               Electrical Equipment                     68,735       1,323,847
       Imtech NV ....................................            Construction & Engineering                  61,290       1,652,462
       Mediq NV .....................................         Health Care Providers & Services               87,540       1,615,235
(b)    Randstad Holding NV ..........................               Professional Services                    28,343       1,415,948
       SBM Offshore NV ..............................            Energy Equipment & Services                 47,359         933,835
       TKH Group NV .................................             Communications Equipment                   35,638         711,646
(b)    USG People NV ................................               Professional Services                    34,182         621,164
                                                                                                                     --------------
                                                                                                                          9,537,900
                                                                                                                     --------------
       NORWAY 3.3%
(b)    Schibsted ASA ................................                       Media                            75,268       1,689,388
       Tandberg ASA .................................             Communications Equipment                   28,620         814,695
       Tomra Systems ASA ............................          Commercial Services & Supplies               345,170       1,649,508
                                                                                                                     --------------
                                                                                                                          4,153,591
                                                                                                                     --------------


                               50 | Annual Report

Templeton Institutional Funds

       FOREIGN SMALLER COMPANIES SERIES                                    INDUSTRY                    SHARES/UNITS      VALUE
       --------------------------------                ----------------------------------------------  ------------  --------------
       COMMON STOCKS AND OTHER EQUITY
       INTERESTS (CONTINUED)
       RUSSIA 0.7%
(b, d) X 5 Retail Group NV, GDR, Reg S ..............             Food & Staples Retailing                   26,528  $      850,222
                                                                                                                     --------------
       SINGAPORE 2.1%
       Cerebos Pacific Ltd. .........................                   Food Products                       444,358       1,346,827
(b)    Flextronics International Ltd. ...............  Electronic Equipment, Instruments & Components       174,800       1,277,788
                                                                                                                     --------------
                                                                                                                          2,624,615
                                                                                                                     --------------
       SOUTH AFRICA 1.3%
       Massmart Holdings Ltd. .......................             Food & Staples Retailing                  128,648       1,552,109
                                                                                                                     --------------
       SOUTH KOREA 8.4%
(b)    Binggrae Co. Ltd. ............................                   Food Products                        54,553       2,409,347
       Busan Bank ...................................                 Commercial Banks                      171,130       2,047,264
       Daegu Bank Co. Ltd. ..........................                 Commercial Banks                      128,850       1,900,581
       INTOPS Co. Ltd. ..............................  Electronic Equipment, Instruments & Components        24,398         368,248
       People & Telecommunication Inc. ..............             Communications Equipment                   79,432         636,233
(b)    Sindoh Co. Ltd. ..............................                Office Electronics                      24,080       1,183,272
       Youngone Corp. ...............................         Textiles, Apparel & Luxury Goods              110,538       1,109,101
       Youngone Holdings Co. Ltd. ...................         Textiles, Apparel & Luxury Goods               27,632         827,011
                                                                                                                     --------------
                                                                                                                         10,481,057
                                                                                                                     --------------
       SPAIN 0.5%
       Sol Melia SA .................................           Hotels, Restaurants & Leisure                72,372         611,222
                                                                                                                     --------------
       SWEDEN 1.2%
(b, e) D. Carnegie & Co. AB .........................                  Capital Markets                      148,750              --
       Niscayah Group AB ............................          Commercial Services & Supplies               699,650       1,451,151
                                                                                                                     --------------
                                                                                                                          1,451,151
                                                                                                                     --------------
       SWITZERLAND 2.7%
(b)    Basilea Pharmaceutica AG .....................                   Biotechnology                         6,290         391,625
       Panalpina Welttransport Holding AG ...........              Air Freight & Logistics                    8,800         559,378
       Verwaltungs- und Privat-Bank AG ..............                  Capital Markets                       14,193       1,380,703
       Vontobel Holding AG ..........................                  Capital Markets                       36,450       1,040,523
                                                                                                                     --------------
                                                                                                                          3,372,229
                                                                                                                     --------------
       TAIWAN 6.6%
       Giant Manufacturing Co. Ltd. .................           Leisure Equipment & Products                825,280       2,311,506
       KYE Systems Corp. ............................              Computers & Peripherals                1,059,893       1,109,922
       Simplo Technology Co. Ltd. ...................              Computers & Peripherals                  370,985       2,203,412
(b)    Ta Chong Bank Ltd. ...........................                 Commercial Banks                    5,412,546       1,184,365
       Test-Rite International Co. Ltd. .............                   Distributors                      2,600,287       1,454,990
                                                                                                                     --------------
                                                                                                                          8,264,195
                                                                                                                     --------------
       THAILAND 4.0%
       Bank of Ayudhya Public Co. Ltd., fgn. ........                 Commercial Banks                    2,081,900       1,404,159
       Glow Energy Public Co. Ltd., fgn. ............   Independent Power Producers & Energy Traders      1,155,573       1,143,103
       Preuksa Real Estate Co. Ltd., fgn. ...........       Real Estate Management & Development          2,393,500       1,277,107
       Total Access Communication Public Co. Ltd.,
          fgn. ......................................        Wireless Telecommunication Services          1,037,900       1,141,690
                                                                                                                     --------------
                                                                                                                          4,966,059
                                                                                                                     --------------


                               Annual Report | 51

Templeton Institutional Funds

       FOREIGN SMALLER COMPANIES SERIES                                    INDUSTRY                    SHARES/UNITS      VALUE
       --------------------------------                ----------------------------------------------  ------------  --------------
       COMMON STOCKS AND OTHER EQUITY
       INTERESTS (CONTINUED)
       UNITED KINGDOM 5.1%
       Bodycote PLC...................................                     Machinery                        419,957  $    1,093,477
       Burberry Group PLC.............................         Textiles, Apparel & Luxury Goods             113,620       1,094,725
       Davis Service Group PLC........................          Commercial Services & Supplies              174,550       1,133,124
       GAME Group PLC.................................                 Specialty Retail                     489,060         839,721
       Kingfisher PLC.................................                 Specialty Retail                     297,760       1,103,315
(b)    Vectura Group PLC..............................                  Pharmaceuticals                     880,116       1,083,976
                                                                                                                     --------------
                                                                                                                          6,348,338
                                                                                                                     --------------
       TOTAL COMMON STOCKS AND OTHER EQUITY
          INTERESTS (COST $98,756,098)................                                                                  122,576,160
                                                                                                                     --------------
       PREFERRED STOCKS (COST $303,991) 0.6%
       GERMANY 0.6%
       Hugo Boss AG, pfd..............................         Textiles, Apparel & Luxury Goods              21,330         754,161
                                                                                                                     --------------
       TOTAL INVESTMENTS BEFORE SHORT TERM
          INVESTMENTS (COST $99,060,089)..............                                                                  123,330,321
                                                                                                                     --------------

                                                                                                         PRINCIPAL
                                                                                                          AMOUNT
                                                                                                       ------------
       SHORT TERM INVESTMENTS 6.3%
       U.S. GOVERNMENT AND AGENCY SECURITIES
       (COST $7,859,999) 6.3%
       UNITED STATES 6.3%
(f)    FHLB, 1/04/10..................................                                                 $ 7,860,000        7,860,000
                                                                                                                     --------------
       TOTAL INVESTMENTS (COST $106,920,088) 105.5%...                                                                  131,190,321
       OTHER ASSETS, LESS LIABILITIES (5.5)%..........                                                                   (6,829,056)
                                                                                                                     --------------
       NET ASSETS 100.0%..............................                                                               $  124,361,265
                                                                                                                     ==============

See Abbreviations on page 76.

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2009, the value of this security was $241,621, representing 0.19% of net assets.

(b)  Non-income producing.

(c)  A portion or all of the security purchased on delayed delivery basis. See
     Note 1(c).

(d) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2009, the value of this security was $850,222, representing 0.68% of net assets.

(e) Security has been deemed illiquid because it may not be able to be sold within seven days.

(f)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               52 | Annual Report

Templeton Institutional Funds

FINANCIAL HIGHLIGHTS

GLOBAL EQUITY SERIES

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                           ------------------
                                                             2009     2008(a)
                                                           --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $   6.73   $ 10.00
                                                           --------   -------
Income from investment operations(b):
   Net investment income(c) ............................       0.16      0.14
   Net realized and unrealized gains (losses) ..........       1.44     (3.31)
                                                           --------   -------
Total from investment operations .......................       1.60     (3.17)
                                                           --------   -------
Less distributions from net investment income ..........      (0.14)    (0.10)
                                                           --------   -------
Net asset value, end of year ...........................   $   8.19   $  6.73
                                                           ========   =======
Total return(d) ........................................      23.85%   (31.75)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates(f) ...       0.99%     1.05%
Expenses net of waiver and payments by affiliates ......       0.81%     0.81%
Net investment income ..................................       2.19%     2.26%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $172,785   $95,152
Portfolio turnover rate ................................      38.24%    21.68%

(a) For the period March 31, 2008 (commencement of operations) to December 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 53

Templeton Institutional Funds

STATEMENT OF INVESTMENTS, DECEMBER 31, 2009

       GLOBAL EQUITY SERIES                                               INDUSTRY                       SHARES          VALUE
       --------------------                             --------------------------------------------   ----------   ---------------
       COMMON STOCKS 93.8%
       AUSTRALIA 0.5%
       Brambles Ltd. ................................          Commercial Services & Supplies             151,319   $       920,630
                                                                                                                    ---------------
       AUSTRIA 0.7%
       Telekom Austria AG ...........................      Diversified Telecommunication Services          86,420         1,230,874
                                                                                                                    ---------------
       BERMUDA 0.5%
       Partnerre Ltd. ...............................                     Insurance                        12,690           947,435
                                                                                                                    ---------------
       BRAZIL 1.6%
       Embraer-Empresa Brasileira de Aeronautica
          SA, ADR ...................................                Aerospace & Defense                   39,140           865,386
       Vale SA, ADR .................................                  Metals & Mining                     68,470         1,987,684
                                                                                                                    ---------------
                                                                                                                          2,853,070
                                                                                                                    ---------------
       CANADA 1.1%
       Loblaw Cos. Ltd. .............................             Food & Staples Retailing                 38,200         1,231,238
       Talisman Energy Inc. .........................            Oil, Gas & Consumable Fuels               33,700           631,264
                                                                                                                    ---------------
                                                                                                                          1,862,502
                                                                                                                    ---------------
       CHINA 3.4%
       China Mobile Ltd. ............................        Wireless Telecommunication Services          147,000         1,381,141
       China Telecom Corp. Ltd., H ..................      Diversified Telecommunication Services       5,134,000         2,145,319
       Shanghai Electric Group Co. Ltd. .............               Electrical Equipment                5,048,000         2,337,248
                                                                                                                    ---------------
                                                                                                                          5,863,708
                                                                                                                    ---------------
       FRANCE 10.3%
       AXA SA .......................................                     Insurance                        99,005         2,344,061
       Compagnie Generale des Etablissements
          Michelin, B ...............................                  Auto Components                      9,140           701,011
       Credit Agricole SA ...........................                 Commercial Banks                     37,260           659,231
       Electricite de France ........................                Electric Utilities                    18,580         1,105,344
       France Telecom SA ............................      Diversified Telecommunication Services         112,760         2,813,382
       GDF Suez .....................................                  Multi-Utilities                      9,219           399,657
       Ipsen SA .....................................                  Pharmaceuticals                      5,430           301,273
       Sanofi-Aventis ...............................                  Pharmaceuticals                     45,810         3,610,545
       Total SA, B ..................................            Oil, Gas & Consumable Fuels               50,220         3,235,293
       Vivendi SA ...................................                       Media                          85,670         2,550,139
                                                                                                                    ---------------
                                                                                                                         17,719,936
                                                                                                                    ---------------
       GERMANY 7.8%
       Celesio AG ...................................         Health Care Providers & Services             12,790           325,887
       Deutsche Post AG .............................              Air Freight & Logistics                 62,520         1,212,647
       E.ON AG ......................................                Electric Utilities                    21,020           875,893
       Merck KGaA ...................................                  Pharmaceuticals                     24,400         2,259,802
       Muenchener Rueckversicherungs-Gesellschaft
          AG ........................................                     Insurance                        21,580         3,363,070
       Rhoen-Klinikum AG ............................         Health Care Providers & Services             56,222         1,377,800
       SAP AG .......................................                     Software                         71,770         3,398,479
       Siemens AG ...................................             Industrial Conglomerates                  7,240           667,111
                                                                                                                    ---------------
                                                                                                                         13,480,689
                                                                                                                    ---------------


                               54 | Annual Report

Templeton Institutional Funds

       GLOBAL EQUITY SERIES                                               INDUSTRY                       SHARES          VALUE
       --------------------                             --------------------------------------------   ----------   ---------------
       COMMON STOCKS (CONTINUED)
       HONG KONG 1.0%
       Cheung Kong (Holdings) Ltd. ..................        Real Estate Management & Development          62,000   $       802,017
       Hutchison Whampoa Ltd. .......................              Industrial Conglomerates               133,000           915,976
                                                                                                                    ---------------
                                                                                                                          1,717,993
                                                                                                                    ---------------
       ISRAEL 0.5%
(a)    Check Point Software Technologies Ltd. .......                      Software                        28,080           951,350
                                                                                                                    ---------------
       ITALY 0.4%
       Eni SpA ......................................             Oil, Gas & Consumable Fuels              28,053           714,785
                                                                                                                    ---------------
       JAPAN 2.1%
       Mitsubishi UFJ Financial Group Inc. ..........                  Commercial Banks                     6,400            31,112
       Nintendo Co. Ltd. ............................                      Software                         6,000         1,422,242
       Nippon Telegraph & Telephone Corp. ...........       Diversified Telecommunication Services         31,300         1,228,705
       Toyota Motor Corp. ...........................                     Automobiles                      21,600           901,355
                                                                                                                    ---------------
                                                                                                                          3,583,414
                                                                                                                    ---------------
       MEXICO 0.9%
       Kimberly Clark de Mexico SAB de CV, A ........                 Household Products                  347,100         1,554,106
                                                                                                                    ---------------
       NETHERLANDS 4.2%
(a)    ING Groep NV .................................           Diversified Financial Services             85,730           846,755
       Koninklijke Philips Electronics NV ...........              Industrial Conglomerates                21,240           628,755
       Reed Elsevier NV .............................                        Media                        177,890         2,190,164
       Unilever NV ..................................                    Food Products                    108,030         3,518,050
                                                                                                                    ---------------
                                                                                                                          7,183,724
                                                                                                                    ---------------
       NORWAY 2.5%
       Statoil ASA ..................................             Oil, Gas & Consumable Fuels              83,050         2,074,674
(a)    Telenor ASA ..................................       Diversified Telecommunication Services        166,160         2,323,385
                                                                                                                    ---------------
                                                                                                                          4,398,059
                                                                                                                    ---------------
       PORTUGAL 0.9%
       Banco Espirito Santo SA ......................                  Commercial Banks                   233,190         1,525,465
                                                                                                                    ---------------
       SINGAPORE 2.5%
       DBS Group Holdings Ltd. ......................                  Commercial Banks                    97,500         1,068,303
(a)    Flextronics International Ltd. ...............         Electronic Equipment, Instruments &
                                                                         Components                        34,420           251,610
       Singapore Telecommunications Ltd. ............       Diversified Telecommunication Services      1,398,004         3,093,414
                                                                                                                    ---------------
                                                                                                                          4,413,327
                                                                                                                    ---------------
       SOUTH KOREA 1.1%
       Hana Financial Group Inc. ....................                  Commercial Banks                    14,300           403,465
(b)    Hyundai Motor Co., GDR, 144A .................                     Automobiles                       5,800           300,924
       KB Financial Group Inc., ADR .................                  Commercial Banks                     8,350           424,597
       Samsung Electronics Co. Ltd. .................      Semiconductors & Semiconductor Equipment         1,060           726,317
                                                                                                                    ---------------
                                                                                                                          1,855,303
                                                                                                                    ---------------
       SPAIN 3.2%
       Iberdrola SA .................................                 Electric Utilities                   21,208           202,489
       Repsol YPF SA ................................             Oil, Gas & Consumable Fuels              64,302         1,723,545
       Telefonica SA, ADR ...........................       Diversified Telecommunication Services         43,060         3,596,371
                                                                                                                    ---------------
                                                                                                                          5,522,405
                                                                                                                    ---------------
       SWEDEN 0.2%
       Telefonaktiebolaget LM Ericsson, B ...........              Communications Equipment                40,990           377,284
                                                                                                                    ---------------


                               Annual Report | 55

Templeton Institutional Funds

       GLOBAL EQUITY SERIES                                               INDUSTRY                       SHARES          VALUE
       --------------------                             --------------------------------------------   ----------   ---------------
       COMMON STOCKS (CONTINUED)
       SWITZERLAND 7.1%
       Adecco SA ....................................               Professional Services                   2,770   $       152,662
(a)    Basilea Pharmaceutica AG .....................                   Biotechnology                       2,140           133,240
       Lonza Group AG ...............................          Life Sciences Tools & Services              18,980         1,338,492
       Nestle SA ....................................                   Food Products                      75,840         3,677,890
       Novartis AG ..................................                  Pharmaceuticals                     66,890         3,650,954
       Roche Holding AG .............................                  Pharmaceuticals                     19,170         3,255,650
                                                                                                                    ---------------
                                                                                                                         12,208,888
                                                                                                                    ---------------
       TAIWAN 1.6%
       Compal Electronics Inc. ......................              Computers & Peripherals                311,087           431,282
       Taiwan Semiconductor Manufacturing Co.
          Ltd. ......................................     Semiconductors & Semiconductor Equipment      1,165,616         2,350,179
                                                                                                                    ---------------
                                                                                                                          2,781,461
                                                                                                                    ---------------
       TURKEY 1.3%
       Turkcell Iletisim Hizmetleri AS, ADR .........        Wireless Telecommunication Services          125,140         2,188,699
                                                                                                                    ---------------
       UNITED KINGDOM 10.5%
       Aviva PLC ....................................                     Insurance                       117,590           754,051
       BAE Systems PLC ..............................                Aerospace & Defense                  435,680         2,522,176
       BP PLC .......................................            Oil, Gas & Consumable Fuels               30,040           291,472
       GlaxoSmithKline PLC ..........................                  Pharmaceuticals                    157,470         3,356,193
       Marks & Spencer Group PLC ....................                 Multiline Retail                     72,860           472,632
       Pearson PLC ..................................                       Media                         197,890         2,851,205
       Royal Dutch Shell PLC, B, ADR ................            Oil, Gas & Consumable Fuels               34,260         1,991,534
       Tesco PLC ....................................             Food & Staples Retailing                365,210         2,521,846
       Unilever PLC .................................                   Food Products                      19,050           613,256
       Vodafone Group PLC ...........................        Wireless Telecommunication Services        1,182,060         2,740,832
                                                                                                                    ---------------
                                                                                                                         18,115,197
                                                                                                                    ---------------
       UNITED STATES 27.9%
       Accenture PLC, A .............................                    IT Services                       26,800         1,112,200
       ACE Ltd. .....................................                     Insurance                        42,010         2,117,304
(a)    Amgen Inc. ...................................                   Biotechnology                      46,570         2,634,465
       Aon Corp. ....................................                     Insurance                        27,790         1,065,469
       The Bank of New York Mellon Corp. ............                  Capital Markets                     62,450         1,746,726
(a)    Biogen Idec Inc. .............................                   Biotechnology                      10,340           553,190
       Bristol-Myers Squibb Co. .....................                  Pharmaceuticals                     34,540           872,135
       Chesapeake Energy Corp. ......................            Oil, Gas & Consumable Fuels               16,950           438,666
       Chevron Corp. ................................            Oil, Gas & Consumable Fuels               17,450         1,343,475
(a)    Cisco Systems Inc. ...........................             Communications Equipment                 49,150         1,176,651
       Comcast Corp., A .............................                       Media                         108,640         1,739,326
       Consolidated Edison Inc. .....................                  Multi-Utilities                     38,510         1,749,509
       Covidien PLC .................................         Health Care Equipment & Supplies             25,000         1,197,250
       CVS Caremark Corp. ...........................             Food & Staples Retailing                 65,910         2,122,961
       Cytec Industries Inc. ........................                     Chemicals                         6,700           244,014
       Dr. Pepper Snapple Group Inc. ................                     Beverages                        92,063         2,605,383
       Halliburton Co. ..............................            Energy Equipment & Services               18,300           550,647
       The Home Depot Inc. ..........................                 Specialty Retail                     29,660           858,064
(a)    Isis Pharmaceuticals Inc. ....................                   Biotechnology                      27,270           302,697
       Marsh & McLennan Cos. Inc. ...................                     Insurance                        19,530           431,222


                               56 | Annual Report

Templeton Institutional Funds

       GLOBAL EQUITY SERIES                                               INDUSTRY                       SHARES          VALUE
       --------------------                             --------------------------------------------   ----------   ---------------
       COMMON STOCKS (CONTINUED)
       UNITED STATES (CONTINUED)
       Medtronic Inc. ...............................          Health Care Equipment & Supplies            29,990   $     1,318,960
       Merck & Co. Inc. .............................                   Pharmaceuticals                    62,640         2,288,866
       Microsoft Corp. ..............................                      Software                       104,740         3,193,523
(a)    Onyx Pharmaceuticals Inc. ....................                    Biotechnology                     16,420           481,763
       Oracle Corp. .................................                      Software                        45,520         1,117,061
       Pfizer Inc. ..................................                   Pharmaceuticals                    65,680         1,194,719
       PG&E Corp. ...................................                   Multi-Utilities                    57,640         2,573,626
(a)    Progressive Corp. ............................                      Insurance                       58,810         1,057,992
       Quest Diagnostics Inc. .......................          Health Care Providers & Services            40,750         2,460,485
(a)    Regeneron Pharmaceuticals Inc. ...............                    Biotechnology                     19,320           467,158
(a)    Sprint Nextel Corp. ..........................         Wireless Telecommunication Services         224,520           821,743
       Target Corp. .................................                  Multiline Retail                    29,740         1,438,524
       Time Warner Cable Inc. .......................                        Media                         43,230         1,789,290
       Tyco Electronics Ltd. ........................   Electronic Equipment, Instruments & Components     10,480           257,284
       United Parcel Service Inc., B ................               Air Freight & Logistics                 9,950           570,831
(a)    Watson Pharmaceuticals Inc. ..................                   Pharmaceuticals                    56,470         2,236,777
                                                                                                                    ---------------
                                                                                                                         48,129,956
                                                                                                                    ---------------
       TOTAL COMMON STOCKS
          (COST $153,741,902) .......................                                                                   162,100,260
                                                                                                                    ---------------
       PREFERRED STOCKS 1.3%
       BRAZIL 1.3%
       Banco Bradesco SA, ADR, pfd. .................                  Commercial Banks                    17,420           380,975
       Petroleo Brasileiro SA, ADR, pfd. ............             Oil, Gas & Consumable Fuels              43,330         1,836,759
                                                                                                                    ---------------
       TOTAL PREFERRED STOCKS
          (COST $1,211,827) .........................                                                                     2,217,734
                                                                                                                    ---------------
       TOTAL INVESTMENTS BEFORE
          SHORT TERM INVESTMENTS
          (COST $154,953,729) .......................                                                                   164,317,994
                                                                                                                    ---------------

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT
                                                                                                       ----------
       SHORT TERM INVESTMENTS 5.5%
       TIME DEPOSITS 5.5%
       UNITED STATES 5.5%
       Paribas Corp., 0.05%, 1/04/10 ................                                                  $5,000,000         5,000,000
       Royal Bank of Canada, 0.01%, 1/04/10 .........                                                   4,500,000         4,500,000
                                                                                                                    ---------------
       TOTAL TIME DEPOSITS
          (COST $9,500,000) .........................                                                                     9,500,000
                                                                                                                    ---------------
       TOTAL INVESTMENTS
          (COST $164,453,729) 100.6% ................                                                                   173,817,994
       OTHER ASSETS, LESS LIABILITIES (0.6)% ........                                                                    (1,032,936)
                                                                                                                    ---------------
       NET ASSETS 100.0% ............................                                                               $   172,785,058
                                                                                                                    ===============

See Abbreviations on page 76.

(a)  Non-income producing.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At December 31, 2009, the value of this security was $300,924, representing 0.17% of net assets.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 57

Templeton Institutional Funds

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009

                                                                                                  EMERGING          FOREIGN
                                                                                               MARKETS SERIES    EQUITY SERIES
                                                                                               --------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..........................................................   $1,104,779,334   $4,496,208,677
      Cost - Sweep Money Fund (Note 7) .....................................................       11,857,876      193,131,562
                                                                                               --------------   --------------
      Total cost of investments ............................................................   $1,116,637,210   $4,689,340,239
                                                                                               ==============   ==============
      Value - Unaffiliated issuers .........................................................   $1,732,843,819   $5,897,806,242
      Value - Sweep Money Fund (Note 7) ....................................................       11,857,876      193,131,562
                                                                                               --------------   --------------
      Total value of investments ...........................................................    1,744,701,695    6,090,937,804
   Cash ....................................................................................        1,750,671               --
   Foreign currency, at value (cost $206 and $--) ..........................................              208               --
   Receivables:
      Investment securities sold ...........................................................        7,353,065        3,882,992
      Capital shares sold ..................................................................        3,147,887        9,834,829
      Dividends ............................................................................        4,952,769       14,265,374
      Foreign tax ..........................................................................          166,009               --
   Other assets ............................................................................              213              750
                                                                                               --------------   --------------
         Total assets ......................................................................    1,762,072,517    6,118,921,749
                                                                                               --------------   --------------
Liabilities:
   Payables:
      Capital shares redeemed ..............................................................        2,298,409      153,747,696
      Affiliates ...........................................................................        1,918,645        3,928,508
   Deferred tax ............................................................................        8,278,310               --
   Accrued expenses and other liabilities ..................................................          854,901          709,545
                                                                                               --------------   --------------
         Total liabilities .................................................................       13,350,265      158,385,749
                                                                                               --------------   --------------
            Net assets, at value ...........................................................   $1,748,722,252   $5,960,536,000
                                                                                               ==============   ==============
Net assets consist of:
   Paid-in capital .........................................................................   $1,521,521,356   $4,947,413,974
   Distributions in excess of net investment income ........................................      (11,409,030)    (114,470,698)
   Net unrealized appreciation (depreciation) ..............................................      619,775,468    1,401,812,611
   Accumulated net realized gain (loss) ....................................................     (381,165,542)    (274,219,887)
                                                                                               --------------   --------------
            Net assets, at value ...........................................................   $1,748,722,252   $5,960,536,000
                                                                                               ==============   ==============
   Shares outstanding ......................................................................      121,382,011               --
                                                                                               ==============   ==============
   Net asset value per share ...............................................................   $        14.41               --
                                                                                               ==============   ==============
PRIMARY SHARES:
   Net assets, at value ....................................................................               --   $5,895,667,213
                                                                                               ==============   ==============
   Shares outstanding ......................................................................               --      305,485,553
                                                                                               ==============   ==============
   Net asset value per share ...............................................................               --   $        19.30
                                                                                               ==============   ==============
SERVICE SHARES:
   Net assets, at value ....................................................................               --   $   64,868,787
                                                                                               ==============   ==============
   Shares outstanding ......................................................................               --        3,364,385
                                                                                               ==============   ==============
   Net asset value per share ...............................................................               --   $        19.28
                                                                                               ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               58 | Annual Report

Templeton Institutional Funds

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2009

                                                                                                FOREIGN SMALLER       GLOBAL
                                                                                               COMPANIES SERIES    EQUITY SERIES
                                                                                               ----------------   --------------
Assets:
   Investments in securities:
      Cost .................................................................................     $106,920,088      $164,453,729
                                                                                                 ------------      ------------
      Value ................................................................................     $131,190,321      $173,817,994
   Cash ....................................................................................           37,470            11,672
   Receivables:
      Investment securities sold ...........................................................          183,639                --
      Capital shares sold ..................................................................           74,504                --
      Dividends ............................................................................          146,426           392,193
                                                                                                 ------------      ------------
         Total assets ......................................................................      131,632,360       174,221,859
                                                                                                 ------------      ------------
Liabilities:
   Payables:
      Investment securities purchased ......................................................            2,154         1,301,391
      Capital shares redeemed ..............................................................        7,125,563                --
      Affiliates ...........................................................................           85,991            87,102
   Accrued expenses and other liabilities ..................................................           57,387            48,308
                                                                                                 ------------      ------------
         Total liabilities .................................................................        7,271,095         1,436,801
                                                                                                 ------------      ------------
            Net assets, at value ...........................................................     $124,361,265      $172,785,058
                                                                                                 ============      ============
Net assets consist of:
   Paid-in capital .........................................................................     $111,661,652      $179,990,241
   Undistributed net investment income(distributions in excess of net investment income) ...          (10,188)           86,682
   Net unrealized appreciation (depreciation) ..............................................       24,269,835         9,367,069
   Accumulated net realized gain (loss) ....................................................      (11,560,034)      (16,658,934)
                                                                                                 ------------      ------------
            Net assets, at value ...........................................................     $124,361,265      $172,785,058
                                                                                                 ============      ============
   Shares outstanding ......................................................................        8,470,664        21,089,101
                                                                                                 ------------      ------------
   Net asset value per share ...............................................................     $      14.68      $       8.19
                                                                                                 ============      ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 59

Templeton Institutional Funds

STATEMENTS OF OPERATIONS
for the year ended December 31, 2009

                                                                                                  EMERGING          FOREIGN
                                                                                               MARKETS SERIES    EQUITY SERIES
                                                                                               --------------   --------------
Investment income:
   Dividends:(a)
      Unaffiliated issuers .................................................................    $ 44,303,828    $  162,293,220
      Sweep Money Fund (Note 7) ............................................................         229,424           133,865
   Interest ................................................................................           6,964           662,474
                                                                                                ------------    --------------
         Total investment income ...........................................................      44,540,216       163,089,559
                                                                                                ------------    --------------
Expenses:
   Management fees (Note 3a) ...............................................................      16,826,670        34,850,542
   Administrative fees (Note 3b) ...........................................................       1,158,322         4,393,438
   Transfer agent fees (Note 3c) ...........................................................           8,114            73,128
   Sub-transfer agent fees - Service Shares (Note 3c) ......................................              --            55,645
   Custodian fees (Note 4) .................................................................       1,457,650         1,410,417
   Reports to shareholders .................................................................          54,536           133,553
   Registration and filing fees ............................................................          24,307           122,674
   Professional fees .......................................................................         161,684           128,424
   Trustees' fees and expenses .............................................................          49,241           182,817
   Excise tax ..............................................................................         117,237           103,044
   Other ...................................................................................          59,990           177,738
                                                                                                ------------    --------------
         Total expenses ....................................................................      19,917,751        41,631,420
         Expense reductions (Note 4) .......................................................            (467)           (3,522)
                                                                                                ------------    --------------
            Net expenses ...................................................................      19,917,284        41,627,898
                                                                                                ------------    --------------
               Net investment income .......................................................      24,622,932       121,461,661
                                                                                                ------------    --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..........................................................................     (95,675,529)      (55,430,334)
      Foreign currency transactions ........................................................         168,167         1,241,741
                                                                                                ------------    --------------
               Net realized gain (loss) ....................................................     (95,507,362)      (54,188,593)
                                                                                                ------------    --------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..........................................................................     836,328,020     1,479,666,748
      Translation of other assets and liabilities denominated in foreign currencies ........          10,835           599,607
   Change in deferred taxes on unrealized appreciation .....................................      (8,278,310)               --
                                                                                                ------------    --------------
               Net change in unrealized appreciation (depreciation) ........................     828,060,545     1,480,266,355
                                                                                                ------------    --------------
Net realized and unrealized gain (loss) ....................................................     732,553,183     1,426,077,762
                                                                                                ------------    --------------
Net increase (decrease) in net assets resulting from operations ............................    $757,176,115    $1,547,539,423
                                                                                                ============    ==============
(a)   Foreign taxes withheld on dividends ..................................................    $  3,928,911    $   16,821,197

   The accompanying notes are an integral part of these financial statements.


                               60 | Annual Report

Templeton Institutional Funds

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended December 31, 2009

                                                                                                FOREIGN SMALLER       GLOBAL
                                                                                               COMPANIES SERIES    EQUITY SERIES
                                                                                               ----------------   --------------
Investment income:
   Dividends(a) ............................................................................      $ 1,996,285      $ 3,946,335
   Interest ................................................................................            6,079           15,058
                                                                                                  -----------      -----------
      Total investment income ..............................................................        2,002,364        3,961,393
                                                                                                  -----------      -----------
Expenses:
   Management fees (Note 3a) ...............................................................          660,245          926,216
   Administrative fees (Note 3b) ...........................................................          176,065          264,633
   Transfer agent fees (Note 3c) ...........................................................            5,802              369
   Custodian fees (Note 4) .................................................................           38,300           10,674
   Reports to shareholders .................................................................           16,324           11,099
   Registration and filing fees ............................................................           18,541           30,362
   Professional fees .......................................................................           39,527           24,658
   Trustees' fees and expenses .............................................................            5,437            6,942
   Amortization of offering costs ..........................................................               --            8,670
   Excise tax ..............................................................................               --            1,575
   Other ...................................................................................           20,381           24,060
                                                                                                  -----------      -----------
      Total expenses .......................................................................          980,622        1,309,258
      Expense reductions (Note 4) ..........................................................           (1,652)          (4,332)
      Expenses waived/paid by affiliates (Note 3d) .........................................         (142,611)        (234,689)
                                                                                                  -----------      -----------
         Net expenses ......................................................................          836,359        1,070,237
                                                                                                  -----------      -----------
            Net investment income ..........................................................        1,166,005        2,891,156
                                                                                                  -----------      -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
   Investments (net of foreign taxes of $-- and $14,312) ...................................       (5,912,480)      (8,024,577)
   Foreign currency transactions ...........................................................           (3,797)         (46,577)
                                                                                                  -----------      -----------
            Net realized gain (loss) .......................................................       (5,916,277)      (8,071,154)
                                                                                                  -----------      -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..........................................................................       47,557,282       39,683,456
      Translation of other assets and liabilities denominated in foreign currencies ........            8,580            5,097
                                                                                                  -----------      -----------
            Net change in unrealized appreciation (depreciation) ...........................       47,565,862       39,688,553
                                                                                                  -----------      -----------
Net realized and unrealized gain (loss) ....................................................       41,649,585       31,617,399
                                                                                                  -----------      -----------
Net increase (decrease) in net assets resulting from operations ............................      $42,815,590      $34,508,555
                                                                                                  ===========      ===========
(a)Foreign taxes withheld on dividends .....................................................      $   201,595      $   332,696

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 61

Templeton Institutional Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                             EMERGING MARKETS SERIES             FOREIGN EQUITY SERIES
                                                             YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                        --------------------------------   --------------------------------
                                                             2009              2008             2009              2008
                                                        --------------   ---------------   --------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................   $   24,622,932   $    41,009,170   $  121,461,661   $   203,949,067
      Net realized gain (loss) from investments
         and foreign currency transactions ..........      (95,507,362)     (175,528,712)     (54,188,593)       42,884,873
      Net change in unrealized appreciation
         (depreciation) on investments, translation
         of other assets and liabilities denominated
         in foreign currencies and deferred taxes ...      828,060,545    (1,449,119,626)   1,480,266,355    (3,934,879,192)
                                                        --------------   ---------------   --------------   ---------------
         Net increase (decrease) in net assets
            resulting from operations ...............      757,176,115    (1,583,639,168)   1,547,539,423    (3,688,045,252)
                                                        --------------   ---------------   --------------   ---------------
Distributions to shareholders from:
   Net investment income ............................      (35,038,877)      (63,309,942)              --                --
   Net realized gains ...............................         (148,495)     (154,527,211)              --                --
   Net investment income:
      Primary Shares ................................               --                --     (153,841,197)     (116,638,592)
      Service Shares ................................               --                --       (1,558,847)         (595,462)
   Net realized gains:
      Primary Shares ................................               --                --               --      (461,846,071)
      Service Shares ................................               --                --               --        (1,944,902)
   Tax return of capital:
      Primary Shares ................................               --                --               --        (6,041,906)
      Service Shares ................................               --                --               --           (38,216)
                                                        --------------   ---------------   --------------   ---------------
Total distributions to shareholders .................      (35,187,372)     (217,837,153)    (155,400,044)     (587,105,149)
                                                        --------------   ---------------   --------------   ---------------
Capital share transactions: (Note 2) ................      (93,644,255)     (262,665,982)              --                --
      Primary Shares ................................               --                --     (174,268,638)     (132,971,686)
      Service Shares ................................               --                --       24,569,407      (128,567,654)
                                                        --------------   ---------------   --------------   ---------------
Total capital share transactions ....................      (93,644,255)     (262,665,982)    (149,699,231)     (261,539,340)
                                                        --------------   ---------------   --------------   ---------------
Redemption fees .....................................               --             8,076               --            27,932
                                                        --------------   ---------------   --------------   ---------------
         Net increase (decrease) in net assets ......      628,344,488    (2,064,134,227)   1,242,440,148    (4,536,661,809)
Net assets:
   Beginning of year ................................    1,120,377,764     3,184,511,991    4,718,095,852     9,254,757,661
                                                        --------------   ---------------   --------------   ---------------
   End of year ......................................   $1,748,722,252   $ 1,120,377,764   $5,960,536,000   $ 4,718,095,852
                                                        ==============   ===============   ==============   ===============
Distributions in excess of net investment income
   included in net assets:
   End of year ......................................   $  (11,409,030)  $   (17,167,773)  $ (114,470,698)  $   (80,322,173)
                                                        ==============   ===============   ==============   ===============

   The accompanying notes are an integral part of these financial statements.


                               62 | Annual Report

Templeton Institutional Funds

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                        FOREIGN SMALLER COMPANIES SERIES         GLOBAL EQUITY SERIES
                                                             YEAR ENDED DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                                        --------------------------------   --------------------------------
                                                             2009              2008             2009            2008(a)
                                                        --------------   ---------------   --------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................    $  1,166,005      $  2,789,964     $  2,891,156      $  1,559,494
      Net realized gain (loss) from investments
         and foreign currency transactions ..........      (5,916,277)      (67,531,006)      (8,071,154)       (8,732,253)
      Net change in unrealized appreciation
         (depreciation) on investments and
         translation of assets and liabilities
         denominated in foreign currencies ..........      47,565,862         1,580,478       39,688,553       (30,321,484)
                                                         ------------      ------------     ------------      ------------
         Net increase (decrease) in net assets
            resulting from operations ...............      42,815,590       (63,160,564)      34,508,555       (37,494,243)
                                                         ------------      ------------     ------------      ------------
   Distributions to shareholders from:
      Net investment income .........................      (1,072,703)       (3,045,712)      (2,973,471)       (1,314,526)
      Net realized gains ............................              --        (9,591,312)              --                --
                                                         ------------      ------------     ------------      ------------
   Total distributions to shareholders ..............      (1,072,703)      (12,637,024)      (2,973,471)       (1,314,526)
                                                         ------------      ------------     ------------      ------------
   Capital share transactions: (Note 2) .............      19,001,118         3,684,900       46,097,585       133,961,158
                                                         ------------      ------------     ------------      ------------
   Redemption fees ..................................              --                99               --                --
                                                         ------------      ------------     ------------      ------------
         Net increase (decrease) in net assets ......      60,744,005       (72,112,589)      77,632,669        95,152,389
Net assets:
   Beginning of year ................................      63,617,260       135,729,849       95,152,389                --
                                                         ------------      ------------     ------------      ------------
   End of year ......................................    $124,361,265      $ 63,617,260     $172,785,058      $ 95,152,389
                                                         ============      ============     ============      ============
Undistributed net investment income
   (distributions in excess of net investment income)
   included in net assets:
   End of year ......................................    $    (10,188)     $     91,688     $     86,682      $    141,706
                                                         ============      ============     ============      ============

(a) For the period March 31, 2008 (commencement of operations) to December 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 63

Templeton Institutional Funds

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four funds (Funds). The Foreign Equity Series offers Primary and Service Shares. Each class of shares differs by its transfer agent fees and voting rights on matters affecting a single class.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Time deposits are valued at cost.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments


                               64 | Annual Report

Templeton Institutional Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Funds may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               Annual Report | 65

Templeton Institutional Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is each Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years (and the one open tax year for the Global Equity Series) and as of December 31, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

The Funds may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                               66 | Annual Report

Templeton Institutional Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares (excluding Global Equity Series) that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                          EMERGING MARKETS SERIES
                                                        ---------------------------
                                                           SHARES         AMOUNT
                                                        -----------   -------------
Year ended December 31, 2009
   Shares sold ......................................    23,863,421   $ 275,580,384
   Shares issued in reinvestment of distributions ...     2,483,133      34,387,321
   Shares redeemed ..................................   (38,344,240)   (403,611,960)
                                                        -----------   -------------
   Net increase (decrease) ..........................   (11,997,686)  $ (93,644,255)
                                                        ===========   =============
Year ended December 31, 2008
   Shares sold ......................................    23,018,745   $ 396,764,787
   Shares issued in reinvestment of distributions ...    18,691,046     206,756,226
   Shares redeemed ..................................   (58,338,281)   (866,186,995)
                                                        -----------   -------------
   Net increase (decrease) ..........................   (16,628,490)  $(262,665,982)
                                                        ===========   =============


                               Annual Report | 67

Templeton Institutional Funds

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                                   FOREIGN EQUITY SERIES
                                                                               -----------------------------
                                                                                  SHARES          AMOUNT
                                                                               -----------   ---------------
PRIMARY SHARES:
Year ended December 31, 2009
   Shares sold .............................................................    49,633,904   $   798,381,773
   Shares issued in reinvestment of distributions ..........................     7,004,285       133,921,923
   Shares redeemed .........................................................   (67,436,373)   (1,106,572,334)
                                                                               -----------   ---------------
   Net increase (decrease) .................................................   (10,798,184)  $  (174,268,638)
                                                                               ===========   ===============
Year ended December 31, 2008
   Shares sold .............................................................    47,189,948   $ 1,048,350,855
   Shares issued in reinvestment of distributions ..........................    30,987,557       530,703,931
   Shares redeemed in-kind .................................................    (2,162,529)      (50,278,808)
   Shares redeemed .........................................................   (77,270,787)   (1,661,747,664)
                                                                               -----------   ---------------
   Net increase (decrease) .................................................    (1,255,811)  $  (132,971,686)
                                                                               ===========   ===============
SERVICE SHARES:
Year ended December 31, 2009
   Shares sold .............................................................     2,083,605   $    36,799,191
   Shares issued in reinvestment of distributions ..........................        81,615         1,558,847
   Shares redeemed .........................................................      (849,422)      (13,788,631)
                                                                               -----------   ---------------
   Net increase (decrease) .................................................     1,315,798   $    24,569,407
                                                                               ===========   ===============
Year ended December 31, 2008
   Shares sold .............................................................     2,291,131   $    41,458,231
   Shares issued in reinvestment of distributions ..........................       163,000         2,540,363
   Shares redeemed .........................................................    (6,466,648)     (172,566,248)
                                                                               -----------   ---------------
   Net increase (decrease) .................................................    (4,012,517)  $  (128,567,654)
                                                                               ===========   ===============

                                                         FOREIGN SMALLER
                                                         COMPANIES SERIES          GLOBAL EQUITY SERIES
                                                    -------------------------   -------------------------
                                                      SHARES        AMOUNT        SHARES        AMOUNT
                                                    ----------   ------------   ----------   ------------
Year ended December 31, 2009
   Shares sold ..................................    3,889,632   $ 46,554,998    8,457,674   $ 57,173,265
   Shares issued in reinvestment
      of distributions ..........................       40,317        579,023      354,273      2,867,145
   Shares redeemed ..............................   (2,679,088)   (28,132,903)  (1,852,874)   (13,942,825)
                                                    ----------   ------------   ----------   ------------
   Net increase (decrease) ......................    1,250,861   $ 19,001,118    6,959,073   $ 46,097,585
                                                    ==========   ============   ==========   ============
Year ended December 31, 2008(a)
   Shares sold ..................................    2,570,880   $ 28,792,534   14,141,844   $134,378,229
   Shares issued in reinvestment
      of distributions ..........................      982,160      9,601,409      187,949      1,266,776
   Shares redeemed ..............................   (3,051,880)   (34,709,043)    (199,765)    (1,683,847)
                                                    ----------   ------------   ----------   ------------
   Net increase (decrease) ......................      501,160   $  3,684,900   14,130,028   $133,961,158
                                                    ==========   ============   ==========   ============

(a) For the period March 31, 2008 (commencement of operations) to December 31, 2008 for Global Equity Series.


                               68 | Annual Report

Templeton Institutional Funds

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Templeton Investment Counsel, LLC (TIC)                         Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

Emerging Markets Series pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $7.5 billion
       1.125%         Over $7.5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion

Foreign Equity Series and Global Equity Series each pay an investment management fee to TIC based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.700%         Up to and including $1 billion
       0.680%         Over $1 billion, up to and including $5 billion
       0.660%         Over $5 billion, up to and including $10 billion
       0.640%         Over $10 billion, up to and including $15 billion
       0.620%         Over $15 billion, up to and including $20 billion
       0.600%         In excess of $20 billion

Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.750%         Up to and including $1 billion
       0.730%         Over $1 billion, up to and including $5 billion
       0.710%         Over $5 billion, up to and including $10 billion
       0.690%         Over $10 billion, up to and including $15 billion
       0.670%         Over $15 billion, up to and including $20 billion
       0.650%         In excess of $20 billion


                               Annual Report | 69

Templeton Institutional Funds

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Foreign Smaller Companies Series and Global Equity Series each pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

Emerging Markets Series and Foreign Equity Series each pay their allocated share of an administrative fee to FT Services based on the Funds' aggregate average net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         Over $700 million, up to and including $1.2 billion
       0.075%         In excess of $1.2 billion

C. TRANSFER AGENT FEES

For the year ended December 31, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                                FOREIGN
                                                                SMALLER
                                 EMERGING         FOREIGN      COMPANIES       GLOBAL
                              MARKETS SERIES   EQUITY SERIES     SERIES    EQUITY SERIES
                              --------------   -------------   ---------   -------------
Transfer agent fees .......       $3,116          $73,672        $4,696         $251

Foreign Equity Series' Service Shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees as noted in the Statements of Operations.

D. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TIC have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Foreign Smaller Companies Series and Global Equity Series so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses) do not exceed 0.95% and 0.81%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2010.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended December 31, 2009, the custodian fees were reduced as noted in the Statements of Operations.


                               70 | Annual Report

Templeton Institutional Funds

5. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2009, deferred losses were as follows:

                                                                 FOREIGN SMALLER
                                   EMERGING         FOREIGN         COMPANIES          GLOBAL
                                MARKETS SERIES   EQUITY SERIES        SERIES       EQUITY SERIES
                                --------------   -------------   ---------------   -------------
Realized capital losses .....         $--             $--            $10,768          $159,520

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

                                                                              FOREIGN SMALLER
                                                EMERGING         FOREIGN          COMPANIES        GLOBAL
                                             MARKETS SERIES   EQUITY SERIES        SERIES       EQUITY SERIES
                                             --------------   -------------   ---------------   -------------
Capital loss carryforwards expiring in:
2016 .....................................    $         --     $         --     $        --      $  5,295,647
2017 .....................................     372,512,001      273,924,263      11,357,414        10,998,021
                                              ------------     ------------     -----------      ------------
                                              $372,512,001     $273,924,263     $11,357,414      $ 16,293,668
                                              ============     ============     ===========      ============

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

                                                   EMERGING                       FOREIGN
                                                 MARKETS SERIES                 EQUITY SERIES
                                        -----------------------------   ---------------------------
                                             2009            2008           2009          2008
                                        --------------   ------------   ------------   ------------
Distributions paid from:
   Ordinary income ..................    $ 35,038,877    $ 85,229,983   $155,400,044   $132,532,407
   Long term capital gain ...........         148,495     132,607,170             --    448,492,620
   Return of capital ................              --              --             --      6,080,122
                                         ------------    ------------   ------------   ------------
                                         $ 35,187,372    $217,837,153   $155,400,044   $587,105,149
                                         ============    ============   ============   ============

                                           FOREIGN SMALLER                GLOBAL
                                              COMPANIES                EQUITY SERIES
                                      ------------------------   ------------------------
                                         2009          2008          2009         2008
                                      ----------   -----------   ----------   -----------
Distributions paid from:
   Ordinary income ................   $1,072,703   $ 3,368,790   $2,973,471   $ 1,314,526
   Long term capital gain .........           --     9,268,234           --            --
                                      ----------   -----------   ----------   -----------
                                      $1,072,703   $12,637,024   $2,973,471   $ 1,314,526
                                      ==========   ==========    ==========   ===========


                               Annual Report | 71

Templeton Institutional Funds

5. INCOME TAXES (CONTINUED)

At December 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

                                                                                        FOREIGN
                                                                                        SMALLER
                                                      EMERGING          FOREIGN        COMPANIES        GLOBAL
                                                   MARKETS SERIES    EQUITY SERIES      SERIES      EQUITY SERIES
                                                   --------------   --------------   ------------   --------------
Cost of investments ............................   $1,140,969,374   $4,819,680,452   $107,122,128    $164,645,163
                                                   ==============   ==============   ============    ============
Unrealized appreciation ........................   $  643,728,869   $1,658,763,370   $ 31,720,310    $ 18,017,603
Unrealized depreciation ........................      (39,996,548)    (387,506,018)    (7,652,117)     (8,844,772)
                                                   --------------   --------------   ------------    ------------
Net unrealized appreciation
   (depreciation) ..............................   $  603,732,321   $1,271,257,352   $ 24,068,193    $  9,172,831
                                                   ==============   ==============   ============    ============
Distributable earnings -
   undistributed ordinary income ...............   $    4,269,646   $   15,573,891   $        --     $     86,682
                                                   ==============   ==============   ============    ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, foreign capital gains tax, corporate actions, bond discount and premiums and non-deductible expenses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, corporate actions, and foreign capital gains tax.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2009, were as follows:

                                                                                       FOREIGN
                                                                                       SMALLER
                                                      EMERGING         FOREIGN        COMPANIES        GLOBAL
                                                   MARKETS SERIES    EQUITY SERIES      SERIES     EQUITY SERIES
                                                   --------------   --------------   -----------   -------------

Purchases ......................................    $655,685,114     $494,423,229    $37,948,582    $92,532,430
Sales ..........................................    $768,419,339     $601,026,106    $12,911,182    $46,326,931

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

Emerging Markets Series and Foreign Equity Series may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Pursuant to a SEC exemptive order specific to the Funds' investment in the Sweep Money Fund, management fees are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               72 | Annual Report

Templeton Institutional Funds

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 22, 2010, the Funds renewed the Global Credit Facility, for a total of $750 million, maturing January 21, 2011.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended December 31, 2009, the Funds did not utilize the Global Credit Facility.

10. REDEMPTION IN-KIND

During the year ended December 31, 2008, the Foreign Equity Series realized $11,436,968 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)


                               Annual Report | 73

Templeton Institutional Funds

11. FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009, in valuing the Funds' assets and liabilities carried at fair value:

                                                              LEVEL 1      LEVEL 2   LEVEL 3        TOTAL
                                                          --------------   -------   -------   --------------
EMERGING MARKETS SERIES ASSETS:
   Investments in Securities:
      Equity Securities(a, b) .........................   $1,732,843,819     $--       $--     $ 1732,843,819
      Short Term Investments ..........................       11,857,876      --        --         11,857,876
                                                          --------------     ---       ---     --------------
         Total Investments in Securities ..............   $1,744,701,695     $--       $--     $1,744,701,695
                                                          ==============     ===       ===     ==============

                                                              LEVEL 1         LEVEL 2       LEVEL 3         TOTAL
                                                          --------------   ------------   ----------   --------------
FOREIGN EQUITY SERIES ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Taiwan .......................................   $  142,100,320   $ 31,043,163   $       --   $  173,143,483
         United Kingdom ...............................    1,007,563,140             --    1,360,369    1,008,923,509
         Other Equity Investments(b) ..................    4,537,780,197             --           --    4,537,780,197
      Short Term Investments ..........................      193,131,562    177,959,053           --      371,090,615
                                                          --------------   ------------   ----------   --------------
            Total Investments in Securities ...........   $5,880,575,219   $209,002,216   $1,360,369   $6,090,937,804
                                                          ==============   ============   ==========   ==============

                                                             LEVEL 1       LEVEL 2      LEVEL 3        TOTAL
                                                          ------------   ----------   ----------   ------------
FOREIGN SMALLER COMPANIES SERIES ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Sweden .......................................   $  1,451,151   $       --     $--(c)     $  1,451,151
         Other Equity Investments(b) ..................    121,879,170           --      --         121,879,170
      Short Term Investments ..........................             --    7,860,000      --           7,860,000
                                                          ------------   ----------     ---        ------------
            Total Investments in Securities ...........   $123,330,321   $7,860,000     $--        $131,190,321
                                                          ============   ==========     ===        ============


                               74 | Annual Report

Templeton Institutional Funds

11. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                             LEVEL 1       LEVEL 2      LEVEL 3        TOTAL
                                                          ------------   ----------   ----------   ------------
GLOBAL EQUITY SERIES ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         South Korea ..................................   $  1,554,379   $  300,924      $--       $  1,855,303
         Other Equity Investments(b) ..................    162,462,691           --       --        162,462,691
      Short Term Investments ..........................             --    9,500,000       --          9,500,000
                                                          ------------   ----------      ---       ------------
            Total Investments in Securities ...........   $164,017,070   $9,800,924      $--       $173,817,994
                                                          ============   ==========      ===       ============

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed industry descriptions, see the accompanying statement of investments.

(c)  Includes securities determined to have no value at December 31, 2009.

At December 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds' fair value, was as follows:

                                                                                                               NET CHANGE IN
                                                                                                                UNREALIZED
                                                                                                               APPRECIATION
                                                          NET CHANGE IN                                       (DEPRECIATION)
                               BALANCE AT       NET        UNREALIZED       NET      TRANSFER IN  BALANCE AT     ON ASSETS
                              BEGINNING OF    REALIZED    APPRECIATION   PURCHASES     (OUT) OF     END OF        HELD AT
                                  YEAR      GAIN (LOSS)  (DEPRECIATION)   (SALES)      LEVEL 3       YEAR        YEAR END
                              ------------  -----------  --------------  ----------  -----------  ----------  --------------
FOREIGN EQUITY SERIES ASSETS
   INVESTMENTS IN SECURITIES
      EQUITY INVESTMENTS:
         United Kingdom ....       $--          $--            $--       $1,360,369      $--     $1,360,369        $--

12. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2010-6, FAIR VALUE MEASUREMENTS AND DISCLOSURES (TOPIC 820): IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU No. 2010-6 enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds are currently evaluating the impact, if any, of applying the provisions of ASU No. 2010-6.


                               Annual Report | 75

Templeton Institutional Funds

13. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through February 19, 2010, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

CHF - Swiss Franc
USD - U.S. Dollar

PORTFOLIO

ADR   - American Depository Receipt
FDR   - Foreign Depository Receipt
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
GDR   - Global Depository Receipt
SDR   - Swedish Depository Receipt


                               76 | Annual Report

Templeton Institutional Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON INSTITUTIONAL FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series, Foreign Equity Series, Foreign Smaller Companies Series and Global Equity Series (the "Funds") at December 31, 2009, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 19, 2010


                               Annual Report | 77

Templeton Institutional Funds

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Emerging Markets Series designates the maximum amount allowable but no less than $147,552 as long term capital gain dividends for the fiscal year ended December 31, 2009.

Under Section 854(b)(2) of the Code, the Global Equity Series designates 22.78% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2009.

Under Section 854(b)(2) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2009:

   FOREIGN       FOREIGN SMALLER       GLOBAL
EQUITY SERIES   COMPANIES SERIES   EQUITY SERIES
-------------   ----------------   -------------
 $145,218,488      $1,169,920        $3,772,659

Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Foreign Equity Series designates the maximum amount allowable but no less than $671,572 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2009.

At December 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Funds on these investments. As shown in the table below, the Funds designate to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 14, 2009, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.


                               78 | Annual Report

Templeton Institutional Funds

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Funds, to shareholders of record.

                                   FOREIGN TAX PAID   FOREIGN SOURCE INCOME    FOREIGN QUALIFIED
CLASS                                  PER SHARE            PER SHARE         DIVIDENDS PER SHARE
-----                              ----------------   ---------------------   -------------------
EMERGING MARKETS SERIES
Fund Shares ....................       $0.0310               $0.2884                $0.1596
FOREIGN EQUITY SERIES
Primary Shares .................       $0.0535               $0.4284                $0.3578
Service Shares .................       $0.0535               $0.4284                $0.3578
FOREIGN SMALLER COMPANIES SERIES
Fund Shares ....................       $0.0225               $0.1541                $0.0816
GLOBAL EQUITY SERIES
Fund Shares ....................       $0.0154               $0.1316                $0.1155

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2010, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               Annual Report | 79

Templeton Institutional Funds

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                         NUMBER
                                                                      OF PORTFOLIOS
                                                                     IN FUND COMPLEX
NAME, YEAR OF BIRTH                                   LENGTH OF        OVERSEEN BY
AND ADDRESS                         POSITION         TIME SERVED      BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------             ---------------  ------------------  --------------  --------------------------------------
HARRIS J. ASHTON (1932)         Trustee          Since 1992          133             Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until
1998).

ANN TORRE BATES (1958)          Trustee          Since 2008          31              SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                               Allied Capital Corporation (financial
Suite 2100                                                                           services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)        Trustee          Since 1990          23              Fortis, Inc. (utility holding company)
500 East Broward Blvd.                                                               and AML Foods Limited (retail
Suite 2100                                                                           distributors).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd. and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)         Lead             Trustee since       133             Hess Corporation (exploration and
500 East Broward Blvd.          Independent      1996 and Lead                       refining of oil and gas), H.J. Heinz
Suite 2100                      Trustee          Independent                         Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                   Trustee                             products), RTI International Metals,
                                                 since 2007                          Inc. (manufacture and distribution of
                                                                                     titanium), Canadian National Railway
                                                                                     (railroad) and White Mountains
                                                                                     Insurance Group, Ltd. (holding
                                                                                     company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor
to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department
(1988-1989).


                               80 | Annual Report

                                                                         NUMBER
                                                                      OF PORTFOLIOS
                                                                     IN FUND COMPLEX
NAME, YEAR OF BIRTH                                   LENGTH OF        OVERSEEN BY
AND ADDRESS                         POSITION         TIME SERVED      BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------             ---------------  ------------------  --------------  --------------------------------------
J. MICHAEL LUTTIG (1954)        Trustee          Since               133             Boeing Capital Corporation (aircraft
500 East Broward Blvd.                           December 2009                       financing).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, General Counsel and member of Executive Counsel, The Boeing Company; and FORMERLY, Federal
Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

DAVID W. NIEMIEC (1949)         Trustee          Since 2005          23              Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                               and OSI Pharmaceuticals, Inc.
Suite 2100                                                                           (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC
Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking)
(1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)           Trustee          Since 2003          133             Hess Corporation (exploration and
500 East Broward Blvd.                                                               refining of oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)        Trustee          Since 2005          141             None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior
Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy
Attorney General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS    Trustee          Since 1990          23              None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology
Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)           Trustee          Since 2007          38              El Oro Ltd (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney at law.


                               Annual Report | 81

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                         NUMBER
                                                                      OF PORTFOLIOS
                                                                     IN FUND COMPLEX
NAME, YEAR OF BIRTH                                   LENGTH OF        OVERSEEN BY
AND ADDRESS                         POSITION         TIME SERVED      BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------             ---------------  ------------------  --------------  --------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee,         Trustee and Vice    133             None
One Franklin Parkway            Chairman of      President since
San Mateo, CA 94403-1906        the Board and    1994 and
                                Vice President   Chairman of the
                                                 Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)     Trustee          Since 2007          89              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief            Chief Compliance    Not Applicable  Not Applicable
One Franklin Parkway            Compliance       Officer since 2004
San Mateo, CA 94403-1906        Officer and      and Vice President
                                Vice President   - AML Compliance
                                - AML            since 2006
                                Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance,
Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)       Chief Executive  Since March 2009    Not Applicable  Not Applicable
One Franklin Parkway            Officer -
San Mateo, CA 94403-1906        Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin
Templeton Services, LLC (1997-2003).

ALIYA S. GORDON (1973)          Vice President   Since March 2009    Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               82 | Annual Report

                                                                         NUMBER
                                                                      OF PORTFOLIOS
                                                                     IN FUND COMPLEX
NAME, YEAR OF BIRTH                                   LENGTH OF        OVERSEEN BY
AND ADDRESS                         POSITION         TIME SERVED      BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------             ---------------  ------------------  --------------  --------------------------------------
DAVID P. GOSS (1947)            Vice President   Since 2000          Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)            Vice President  Since               Not Applicable  Not Applicable
One Franklin Parkway                             August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.;
and officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   Vice President   Since 1996          Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.
and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

MARK MOBIUS (1936)              Vice President   Since 1993          Not Applicable  Not Applicable
17th Floor,
The Chater House
8 Connaught Road Central
Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Asset Management Ltd.; and
officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments.

GARY P. MOTYL (1952)            President and    Since 2005          Not Applicable  Not Applicable
500 East Broward Blvd.          Chief Executive
Suite 2100                      Officer -
Fort Lauderdale, FL 33394-3091  Investment
                                Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in
Franklin Templeton Investments.

MARK H. OTANI (1968)            Treasurer,       Since March 2009    Not Applicable  Not Applicable
One Franklin Parkway            Chief Financial
San Mateo, CA 94403-1906        Officer and
                                Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 83

                                                                         NUMBER
                                                                      OF PORTFOLIOS
                                                                     IN FUND COMPLEX
NAME, YEAR OF BIRTH                                   LENGTH OF        OVERSEEN BY
AND ADDRESS                         POSITION         TIME SERVED      BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------             ---------------  ------------------  --------------  --------------------------------------
ROBERT C. ROSSELOT (1960)       Secretary and    Secretary since     Not Applicable  Not Applicable
500 East Broward Blvd.          Vice President   2004 and Vice
Suite 2100                                       President since
Fort Lauderdale, FL 33394-3091                   August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice
President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)        Vice President   Since               Not Applicable  Not Applicable
One Franklin Parkway                             August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)            Vice President   Since 2005          Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE JANUARY 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC., AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) 321-8563 TO REQUEST THE SAI.


                               84 | Annual Report

Templeton Institutional Funds

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Funds' investment managers have established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds' complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Funds' proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Funds file a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 85

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ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $155,683 for the fiscal year ended December 31, 2009 and $243,851 for the fiscal year ended December 31, 2008.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,650 for the fiscal year ended December 31, 2009 and $2,650 for the fiscal year ended December 31, 2008. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $1,250 for the fiscal year ended December 31, 2009 and $1,290 for the fiscal year ended December 31, 2008. The services for which these fees were paid included tax compliance and advice.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,762 for the fiscal year ended December 31, 2009 and $4,000 for the fiscal year ended December 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2009 and $8,739 for the fiscal year ended December 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2009 and $275,338 for the fiscal year ended December 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv)establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $6,662 for the fiscal year ended December 31, 2009 and $292,017 for the fiscal year ended December 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.   N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
           CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS


By /s/LAURA F. FERGERSON
 -------------------------------
     Laura F. Fergerson
     Chief Executive Officer -
     Finance and Administration
Date February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 -------------------------------
     Laura F. Fergerson
     Chief Executive Officer -
     Finance and Administration
Date February 25, 2010


By /s/MARK H. OTANI
 -------------------------------
     Mark H. Otani
     Chief Financial Officer and
     Chief Accounting Officer
Date February 25, 2010